UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Pathward Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026 PROXY STATEMENT

Notice of Annual Meeting of Stockholders

pathward®

PATHWARD FINANCIAL, INC. 5501 SOUTH BROADBAND LANE SIOUX FALLS, SOUTH DAKOTA 57108 (877) 497-7497 WWW.PATHWARD.COM
MESSAGE FROM OUR CEO

Dear Fellow Stockholders,
On behalf of the Board of Directors and management of Pathward Financial, Inc., I am pleased to inform you that our Annual Meeting of Stockholders (the “Annual Meeting”) will be held at 9:00 a.m., Central Standard Time, on Tuesday, February 24, 2026. The Annual Meeting will again be held virtually.
Details regarding the business to be conducted at the Annual Meeting are described in this proxy statement and in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) that you received in the mail. We also have made available a copy of our Annual Report to Stockholders, which includes our Annual Report on Form 10-K. At the Annual Meeting, we will report on Pathward Financial’s operations and outlook for the year ahead.
You are invited to attend the meeting. Whether or not you plan to attend the Annual Meeting, please read the accompanying proxy statement and then vote as promptly as possible. This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.
Regardless of the number of shares you own, your vote is very important. Please act today.
The Board and management are committed to our purpose of powering financial inclusion, while generating solid returns on your investment. As Chief Executive Officer of Pathward Financial, I want to express my appreciation for your continued confidence and support.
Very truly yours,
Brett L. Pharr
Chief Executive Officer,
Pathward®, N.A. and Pathward Financial, Inc.
January 14, 2026

"Fiscal year 2025 was another step forward towards accomplishing our strategy, marked by many successes across the business. We stand by our belief that financial services should be available to everyone. As we support individuals and small and medium-sized businesses who need financial access, we believe we must evolve with the marketplace and meet folks where they want to be met. This year was no exception, and I am very proud of all that Pathward was able to accomplish.”
— Brett L. Pharr

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME February 24, 2026 9:00 a.m., Central Standard Time	ACCESS TO VIRTUAL MEETING www.virtualshareholdermeeting.com/CASH2026	RECORD DATE Only stockholders of record at the close of business on December 31, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof

At the Annual Meeting, stockholders of Pathward Financial will be asked to consider and vote on the following proposals:

Proposals
1	Elect three directors for a term of three years ending in 2029, until their successors are elected and duly qualified
2	Approve, by a non-binding advisory vote, the compensation of our named executive officers
3	Recommend, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our named executive officers
4
Ratify the appointment by the Board of Directors of the independent registered public accounting firm KPMG LLP as the independent auditors of Pathward Financial’s financial statements for the fiscal year ending September 30, 2026

We may also transact any other business that may properly come before the Annual Meeting. As of the date of this proxy statement, we are not aware of any business to be presented for consideration other than the matters described in this proxy statement.
Regardless of the number of shares you own, your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Your proxy will not be used if you attend and vote at the Annual Meeting, and you may change or revoke your proxy selection at any time before the Annual Meeting.
We have determined that the Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting. If you plan to attend the virtual meeting, please see “Information about the Annual Meeting” on page 70. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) from any location virtually.
We first mailed the Notice of Internet Availability of Proxy Materials, in lieu of a paper copy of this proxy statement, to our stockholders on or about January 14, 2026.
Thank you for your continued interest and support.

By Order of the Board of Directors, Brett L. Pharr Chief Executive Officer Sioux Falls, South Dakota January 14, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 24, 2026

Pathward Financial’s Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report to Stockholders, including Pathward Financial’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, are available at www.proxyvote.com.

Proxy Statement Summary	1
2025 Performance Highlights	2
Board of Directors Overview	3
Corporate Governance Highlights	5
Executive Compensation Highlights	5

Corporate Governance and Board Matters	6
Proposal 1: Election of Directors	6
Nominee Seeking Election for a Term to Expire in 2029	9
Directors Continuing in Office	11
Corporate Governance	16
Sustainability Matters	26
Related Person Transactions	28
Compensation of Directors	28

Executive Officers	30

Executive Compensation	32
Proposal 2: Advisory Vote on Executive Compensation (“Say-on-Pay”)	32
A Letter from Our Compensation Committee	33
Compensation Discussion and Analysis for Fiscal Year 2025	35
Compensation Tables	49
CEO Pay Ratio Disclosure	56
Pay versus Performance	56
Compensation Committee Report	61
Recovery of Erroneously Awarded Compensation	62
Proposal 3: Advisory Vote on the Frequency of the Say-on-Pay Vote ("Say-on-Pay Frequency")	64

Audit-Related Matters	65
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm	65
Change in Independent Registered Public Accounting Firm	65
Independent Registered Public Accounting Firm Fees	66
Audit Committee Report	67

Stock Ownership Information	68
Security Ownership of Certain Beneficial Owners and Management	68
Delinquent Section 16(a) Reports	69

Information about the Annual Meeting	70

Additional Information	75
Stockholder Proposals for the 2027 Annual Meeting	75
Annual Report on Form 10-K	75
Other Matters	75

We encourage you to read our 2025 Annual Report on Form 10-K, which includes our audited consolidated financial statements as of and for the year ended September 30, 2025, and the sections captioned “Risk Factors” and “Forward Looking Information and Factors that May Affect Future Results,” for a description of the substantial risks and uncertainties related to the forward-looking statements included herein.

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

PROXY STATEMENT SUMMARY

DATE AND TIME February 24, 2026 9:00 a.m., Central Standard Time	ACCESS TO VIRTUAL MEETING www.virtualshareholdermeeting.com/CASH2026	RECORD DATE Only stockholders of record at the close of business on December 31, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof

The Board of Directors (the “Board”) of Pathward Financial, Inc. (“Pathward Financial,” the "Company," “we” or “us”) is using this proxy statement to solicit proxies from the holders of its common stock (the “Common Stock”) for use at Pathward Financial’s Annual Meeting of Stockholders (the “Annual Meeting”). This summary highlights certain information contained in the proxy statement for the Annual Meeting. We encourage you to read the entire proxy statement before you vote.
Certain information provided in this proxy statement relates to Pathward, National Association (“Pathward, N.A.”), which is a wholly-owned subsidiary of Pathward Financial. We may refer to these entities jointly as “Pathward.”
At the Annual Meeting, stockholders of Pathward Financial will be asked to consider and vote on the following proposals:

Proposals		Board’s Recommendations	Page Reference
1	Elect three directors for a term of three years ending in 2029, until their successors are elected and duly qualified	FOR all director nominees	6
2	Approve, by a non-binding advisory vote, the compensation of our named executive officers	FOR	32
3	Recommend, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our named executive officers	ONE YEAR	64
4	Ratify the appointment by the Board of Directors of the independent registered public accounting firm KPMG LLP as the independent auditors of Pathward Financial’s financial statements for the fiscal year ending September 30, 2026	FOR	65
We first mailed the Notice of Internet Availability of Proxy Materials, in lieu of a paper copy of this proxy statement, to our stockholders on or about January 14, 2026.
REVIEW YOUR PROXY STATEMENT AND VOTE IN ANY OF THESE WAYS:
Shareholders of Record

INTERNET	MOBILE DEVICE	TELEPHONE	MAIL	IN PERSON

Go to www.proxyvote.com. You must have the control number from your proxy card to vote your shares via the Internet.	Or scan the QR code using your mobile device to vote at www.proxyvote.com.	Call 1-800-690-6903 toll-free. You must have the control number from your proxy card to vote your shares by telephone.	If you received printed proxy materials, you can vote by written proxy card. Enter your selections, sign and date your proxy card and mail it back in the postage-paid envelope provided.	Attend the Annual Meeting virtually and vote your shares via the Internet. This is the only method of voting during the Annual Meeting.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 1

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Beneficial Owners (Shares Held in Street Name)
Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.
Stockholders who attend the Annual Meeting by following the instructions to join the virtual meeting described on page 70 will be considered to be attending the Annual Meeting "in person." Please see page 72 for more information about how to vote and how to attend the Annual Meeting.
Fiscal 2025 Performance Highlights
We delivered strong financial results for fiscal year ended September 30, 2025:

▶Earned net income of $185.9M	▶Repurchased 2,062,184 SHARES of common stock as part of the Company's share repurchase program

▶Recognized return on average assets of 2.46% compared to 2.40% for the prior year period

▶Net Interest Income growth of 3% as compared to FY2024
▶Loans and Leases increased 14% when compared to September 30, 2024
▶Partner Solutions extended multiple agreements, signed new agreements, and launched new programs with both new and existing partners
▶Pathward is committed to a culture of risk and compliance

▶Paid dividend every quarter dating back to 1994
▶Certified™ Great Place To Work® for third year in a row
▶Pathward named one of the top companies on 2025-2026 U.S. News & World's Best Companies to Work For on its Finance and Insurance list and Midwest list

Return of Capital to Shareholders

$776.9M	$40.5M
TOTAL SHARE REPURCHASES 2Q19 TO 4Q25	TOTAL DIVIDENDS PAID 2Q19 TO 4Q25

Investment Highlights
▶Record of strong earnings growth and profitability above banking industry averages
▶Excess capital generating business enables ongoing return of value to shareholders
▶Experienced leader in fast-growing payments sector, with diversified portfolio of high-quality financial partners
▶Resilient Commercial Finance loan portfolio produces attractive returns throughout economic cycles
▶Highly advantageous national bank charter, with mature risk and compliance capabilities

2 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Board of Directors Overview

Name and Principal Occupation	Age	Director since	Independent	Pathward Financial and Pathward, N.A. Committee Membership
				Audit	Compensation	Nominating	Risk

DIRECTOR NOMINEES WHOSE TERMS EXPIRE IN 2029

Douglas J. Hajek Retired Partner and Of Counsel, Davenport, Evans, Hurwitz & Smith, LLP	76	2013

Christopher Perretta Retired Chief Information and Operations Officer, MUFG Americas Holdings Corporation and MUFG Union Bank	68	2023

Kendall E. Stork Retired Sioux Falls Site President, Citibank	72	2016

DIRECTORS WHOSE TERMS EXPIRE IN 2027

Neeraj K. Mehta CEO, DigniFi	55	2024

Becky S. Shulman President, Card Compliant, LLC	61	2016

Lizabeth H. Zlatkus Retired Chief Risk Officer/Chief Financial Officer, The Hartford Financial Services Group	67	2021

DIRECTORS WHOSE TERMS EXPIRE IN 2028

Elizabeth G. Hoople Financial services consultant, Bank On Marketing	67	2014

Ronald D. McCray Advisor, RLJ Equity Partners	68	2021

Brett L. Pharr CEO of Pathward Financial	64	2021

Number of Fiscal 2025 Meetings	Board—4 regular, 1 special			12	6	4	8

Chair of the Board	Vice Chair of the Board	Committee Chair	Committee Member
BOARD ATTRIBUTES

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 3

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

BOARD TENURE AND REFRESHMENT
9 New Directors Added in the Last 12 Years

▶	▶	▶	▶	▶	▶ ▶

2013	2014	2016	2021	2023	2024
1 director joined	1 director joined	2 directors joined	3 directors joined	1 director joined	1 director joined
▶Douglas J. Hajek	▶Elizabeth G. Hoople	▶Kendall E. Stork ▶Becky S. Shulman	▶Ronald D. McCray ▶Brett L. Pharr ▶Lizabeth H. Zlatkus	▶Christopher Perretta	▶Neeraj K. Mehta
DIRECTOR SKILLS AND EXPERIENCE
Our directors and director nominees have the right mix of skills and experience.
COMMERCIAL FINANCE
PAYMENTS
CONSUMER LENDING
TAX SERVICES
SENIOR LEADERSHIP AS AN SVP, EVP, PRESIDENT AND/ OR CEO
BUSINESS DEVELOPMENT/MERGERS AND ACQUISITIONS
CYBERSECURITY AND INFORMATION TECHNOLOGY
MARKETING
LEGAL AND REGULATORY
STRATEGY

4 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Corporate Governance Highlights
The Board is committed to exercising good corporate governance practices. This includes:
▶Independent Chair of the Board;
▶Different individuals holding Chair and Chief Executive Officer (“CEO”) positions;
▶Each standing committee composed exclusively of independent directors;
▶Regular committee meetings throughout the year, including executive sessions without management present;
▶Stock ownership guidelines for our executive officers and Board of Directors;
▶Robust clawback policies covering accounting restatements in a manner consistent with applicable SEC and NASDAQ requirements;
▶97% Board and committee meeting attendance for each director in fiscal year 2025 on average;
▶Active stockholder engagement program; and
▶Annual Board and Committee self-evaluations.
Executive Compensation Highlights
▶Balanced compensation philosophy utilizing a mix of cash and equity, short-term and long-term elements, and fixed and variable (at-risk) incentives
▶98% support for “Say-on-Pay” vote in 2025
▶Target executive officer pay in a range around the 50th percentile for comparable companies
▶82% of CEO’s target pay and 65% of other named executive officers’ (“NEOs”) target pay was variable and at-risk
▶Actual incentive payouts are commensurate with our fiscal year 2025 financial performance
▶The largest portion of the NEOs’ incentive award opportunity is provided through a long-term incentive plan that covers rolling three-year performance periods and rewards the achievement of specific earnings and relative total shareholder return ("TSR") goals
Historical Say-on-Pay: 97.9% Average Stockholder Approval over Last 3 Years

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 5

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
CORPORATE GOVERNANCE AND BOARD MATTERS

▶
PROPOSAL 1 ELECTION OF DIRECTORS

The Board unanimously recommends that you vote FOR each of the director nominees

Proposal 1—Election of Directors
Our Board currently consists of nine members. Approximately one-third of the directors are elected annually to serve for three-year terms or until their successors are elected and qualified. Our three nominees — Douglas J. Hajek, Christopher Perretta and Kendall E. Stork — currently serve as Pathward Financial directors. Hajek, Perretta and Stork are being nominated for terms of three years ending 2029. After the Annual Meeting, our Board will continue to consist of nine members.
The Governance, Nominating and Sustainability Committee ("Nominating Committee") screens and recommends candidates to serve on our Board. Except as may be required by NASDAQ or SEC rules, there are no specific minimum qualifications for candidates for the Board. Director nominees are selected based on:
▶Business and professional accomplishments
▶Integrity
▶Demonstrated ability to make independent analytical inquiries
▶Ability to understand Pathward Financial’s business
▶Relevant expertise and experience
▶Commitment to stockholders
▶Financial acumen
▶Personal character
▶Community involvement
▶Willingness to devote the necessary time to Board duties
In making its determinations, the Board considers any relevant laws and regulations, as well as other factors deemed important (such as the present composition of the Board). The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ Listing Rules and, if a nominee is sought for service on the Audit Committee, the candidate’s financial and accounting experience, including whether the candidate qualifies as an audit committee financial expert. In addition, the Nominating Committee considers variety of demographics, opinions, perspectives, and personal and professional experiences and backgrounds when evaluating potential directors.
The Nominating Committee considers recommendations from a wide variety of business contacts, including current directors, executive officers, community leaders and stockholders as a source for potential Board candidates. The Nominating Committee also may use the services of third-party search firms to assist it in identifying and evaluating possible director nominees. The Board reviews and has final approval of all potential director nominees for election to the Board.

6 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

The Nominating Committee will consider candidates recommended by stockholders in accordance with our Stockholder Recommendation of Director Nominees Policy.
To recommend a nominee for the 2027 Annual Meeting of Stockholders, a stockholder must provide the information described in our Stockholder Recommendation of Director Nominees Policy, no later than September 16, 2026, to:

This policy is available on our website: https://pathwardfinancial.com/governance/governance-documents/	The Governance, Nominating and Sustainability Committee c/o Pathward Financial, Inc. 5501 South Broadband Lane Sioux Falls, SD 57108

The information required includes the following:
▶the stockholder’s name and, if different, the name of the holder of record of the shares;
▶the stockholder’s address and telephone number;
▶the full name of the proposed nominee;
▶the address and phone number of the proposed nominee;
▶the number of Pathward Financial shares that are owned beneficially and of record by the stockholder and the proposed nominee;
▶a description of the proposed nominee’s qualifications as a director;
▶complete biographical information for the proposed nominee, including business experience for at least the previous five years;
▶a statement from the stockholder describing any business or other relationship with the nominee;
▶a statement from the stockholder describing why the stockholder believes the nominee would be a valuable addition to Pathward Financial’s Board; and
▶the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
If any information is missing or not received on a timely basis, the proposed nominee may not be considered. The Corporate Secretary may request additional information from the nominating stockholder and proposed director candidate as the Nominating Committee deems reasonably necessary to complete its evaluation. Any such recommended candidates will be evaluated on the same basis as candidates the Nominating Committee identifies through other channels.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 7

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
As shown below, our directors and director nominees have a mix of skills and experience that we believe are relevant to Pathward Financial’s long-term strategy and success.

Criteria	Hajek	Hoople	McCray	Mehta	Perretta	Pharr	Shulman	Stork	Zlatkus

COMMERCIAL FINANCE
Expertise in commercial finance (such as collateral-based lending, asset-based lending and factoring, equipment leasing, government guaranteed lending, joint ventures and alternative energy) and knowledge of key customers and associated risks.

PAYMENTS Expertise in payments (including prepaid sponsorship, prepaid issuance, ATM acquiring sponsorship and merchant acquiring sponsorship) and knowledge of key customers and associated risks.
CONSUMER LENDING Expertise in consumer credit products and knowledge of key customers and associated risks.
TAX SERVICES Expertise in short-term taxpayer electronic return originator advance loans and knowledge of key partners and associated risks.

SENIOR LEADERSHIP AS AN SVP, EVP, PRESIDENT AND/ OR CEO
Outstanding track record as a business leader, preferably as an SVP, EVP, CEO or President. An independent thinker with appropriate stature. Experienced at dealing with multiple stakeholders.

BUSINESS DEVELOPMENT/MERGERS AND ACQUISITIONS
Experience with repositioning businesses for sustained growth and long-term value creation. Track record of driving growth for complex, high performance businesses.

CYBERSECURITY AND INFORMATION TECHNOLOGY
Solid understanding of information technology systems and developments, either through academia or industry experience and cybersecurity technologies and approaches, either through academia or industry experience.

MARKETING Experience with business-to-business brand marketing.

LEGAL AND REGULATORY
Experience working on complex legal issues applicable to the business, including as an attorney, and knowledge of regulatory issues, OCC, FDIC, government relations and public policy.

STRATEGY Experience with strategic planning or strategy development.

8 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
If before the election it is determined that any director nominee is unable to serve, your proxy authorizes a vote for a replacement nominee if our Board names one. At this time, we are not aware of any reason why a nominee might not remain on the ballot until the election. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board unanimously recommends that you vote FOR each of the director nominees.

Nominees Seeking Election for a Term to Expire in 2029

DOUGLAS J. HAJEK		CURRENT TERM TO EXPIRE IN 2026 NEW TERM TO EXPIRE IN 2029

Age 76 Director since 2013 INDEPENDENT	Committees ▶Risk (Chair) ▶Nominating Committee	Other Boards ▶Vice Chair, South Dakota Building Authority ▶Vice Chair, Educational Enhancement Finance Corporation ▶Pathward, N.A. (since 2013)

Career Highlights
Davenport, Evans, Hurwitz & Smith, LLP, a law firm
▶Partner and Of Counsel concentrating in corporate and financial services matters (2000 until his retirement on December 31, 2024).
U.S. Bank and two independent banks
▶Held management positions in commercial banking
South Dakota Legislature
▶Conducted government relations work, involving the drafting and enactment of key South Dakota banking and trust legislation

Other Prior Directorships
▶Chair, Pathward Financial and Pathward, N.A. (2021 to 2024), Vice Chair, Pathward Financial and Pathward, N.A. (2019 to 2021 and 2024 to 2025)
Skills and Experience
The Board believes that the experience, qualifications, attributes, and skills that Hajek developed through his banking, lobbying, and legal work, as well as his service on our Board and past service on various Board committees, enable him to provide the Board with extensive expertise regarding the regulation, operations, and management of Pathward Financial.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 9

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

CHRISTOPHER (“CHRIS”) PERRETTA		CURRENT TERM TO EXPIRE IN 2026 NEW TERM TO EXPIRE IN 2029

Age 68 Director since 2023 INDEPENDENT	Committees ▶Nominating (Chair) ▶Risk	Other Boards ▶Advanced Cyber Security Center (since 2012) ▶Netscout Systems, Inc., a public company, member of the Audit and Compensation Committees (since 2014) ▶Pathward, N.A. (since 2023)

Career Highlights
MUFG Americas and MUFG Union Bank
▶Chief Information and Operations Officer (2017 until his retirement in 2019)
State Street Corporation
▶Global Chief Information Officer (“CIO”) and member of the management committee
General Electric Capital Corporation
Held various executive positions, including:
▶CIO, North American Consumer Financial Services unit
▶Chief Technology Officer, General Electric Capital
▶CIO, General Electric Commercial Finance

Other Prior Directorships
▶Deutsche Bank Trust NA
Skills and Experience
The Board believes that Perretta’s extensive experience in the information technology and cybersecurity areas, as well as public company board experience, enable him to provide the Board key expertise in these areas. He also has extensive expertise in risk and finance, operations (profit and loss), regulation, and governance, which enable him to provide the Board extensive technology, operations, financial and management expertise.

KENDALL E. STORK		CURRENT TERM TO EXPIRE IN 2026 NEW TERM TO EXPIRE IN 2029

Age 72 Director since 2016 INDEPENDENT	Committees ▶Audit (Chair) ▶Risk	Other Boards ▶Pathward, N.A. (since 2016)

Career Highlights Citibank ▶Sioux Falls Site President, for 17 years (1999 until his retirement in 2016) ▶President and CEO, Citibank, South Dakota
Other Prior Directorships
▶Citibank, South Dakota, serving for 12 years as a Board Member, seven of those as Chair
Skills and Experience
The Board believes that the experience, qualifications, attributes, and skills that Stork developed through his position at Citibank, as well as his strong financial services background and his service on our Board and various Board committees, enable him to provide the Board extensive financial and management expertise.

10 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Directors Continuing in Office

NEERAJ K. MEHTA		TERM TO EXPIRE IN 2027

Age 55 Director since 2024 INDEPENDENT	Committees ▶Audit ▶Nominating	Other Boards ▶Pathward, N.A. (since 2024)

Career Highlights
DigniFi, a fintech company providing access to financing for cars, trucks, motorcycles and powersports vehicles
▶Chief Executive Officer (November 2021 to present)
Synchrony, a consumer financial services company
Held various executive positions from January 2015 through March 2021, including:
▶Executive Vice President and Chief Executive Officer, Payment Solutions and Chief Commercial Officer, and Executive Vice President, Business Strategy and Development
GE Capital
Held various executive positions from July 1996 through January 2015, including:
▶President and Chief Executive Officer of two GE Capital businesses: Commercial Distribution Finance and Bank Loan Group

Skills and Experience
The Board believes that Mehta's experience in the financial services area, as well as his board experience with fintech and startup companies, enable him to provide the Board extensive financial, management and operations expertise.

BECKY S. SHULMAN		TERM TO EXPIRE IN 2027

Age 61 Director since 2016 INDEPENDENT CHAIR	Committees ▶None	Other Boards ▶Pathward, N.A. (since 2016; Chair since February 2024)

Career Highlights
Card Compliant, LLC, a compliance technology company serving the payments industry, headquartered in Leawood,Kansas
▶President (current)
▶Has held various other executive positions since 2012, including Chief Financial Officer and Chief Operating Officer.
H&R Block, Inc.
▶Chief Financial Officer
▶Treasurer
U.S. Central Credit Union
▶Chief Investment Officer

Other Prior Directorships
▶Vice Chair, Pathward Financial and Pathward, N.A. (2021 to 2024)
▶H&R Block Bank (2009 until its sale in 2015)
Skills and Experience
The Board believes that the experience, qualifications, attributes, and skills that Shulman developed through her positions at Card Compliant and H&R Block, as well as her service on our Board and various Board committees, enable her to provide the Board extensive financial and management expertise.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 11

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

LIZABETH H. ZLATKUS		TERM TO EXPIRE IN 2027

Age 67 Director since 2021 INDEPENDENT	Committees ▶Audit ▶Compensation
Other Boards
▶Axis Capital Holdings, Limited, a public company, member of the Audit, Finance and Executive Committees (since 2019)
▶Brighthouse Financial, Inc, a public company, member of the Audit and Finance and Risk Committees (since April 2024)
▶Pathward, N.A. (since 2021)

Career Highlights
The Hartford Financial Services Group
Held various executive positions (1983 until her retirement in 2011), including:
▶Chief Financial Officer
▶Chief Risk Officer
▶President of two significant divisions
▶Co-President, The Hartford Life Insurance Companies

Other Prior Directorships
Served on four other public company boards, including:
▶Boston Private Financial Holdings, Inc. (2015 to 2021)
▶Indivior PLC (2016 to 2019)
Skills and Experience
The Board believes that Zlatkus’ extensive experience in the financial services arena, where she has deep expertise in risk and finance, operations (profit and loss), regulation and governance, as well as public company board experience, enable her to provide the Board extensive risk, operations, governance, financial and management expertise.

12 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

ELIZABETH G. HOOPLE		TERM TO EXPIRE IN 2028

Age 67 Director since 2014 INDEPENDENT VICE CHAIR	Committees ▶Compensation	Other Boards ▶Pathward, N.A. (since 2014; Vice Chair since February 2025)

Career Highlights
Bank On Marketing, a consulting firm, working with Banks, Fintechs and startup firms with a focus on go to market strategy, customer experience design ad product marketing in the payments sphere
▶Founder and Financial Services Consultant (March 2013 to present)
Wells Fargo
▶Head of Marketing, Consumer Credit and Payments divisions (1998 to 2013)
▶Holds several patents for developing “My Spending Report,” an online personal financial and budgeting tool created for wellsfargo.com
Providian Financial
▶Held senior management positions in the Real Estate and Credit divisions
Citigroup
▶Held senior management positions in the Consumer Banking Group, where she introduced the world’s first major Photocard product

Skills and Experience
The Board believes that the experience, qualifications, attributes, and skills that Hoople developed through her years of involvement in various capacities in the financial services industry, including developing innovative products and services that enhance the customer experience and resulted in the launch of many industry leading and high engagement products as well as her service on our Board and various Board committees, enable her to provide the Board extensive expertise regarding Pathward Financial’s operations and management.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 13

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

RONALD D. MCCRAY		TERM TO EXPIRE IN 2028

Age 68 Director since 2021 INDEPENDENT	Committees ▶Compensation (Chair) ▶Audit
Other Boards
▶Power School Group, LLC., a public company, member of the Compensation Committee (since 2021)
▶Emeritus Trustee, Presidential Advisor and Former Vice Chair of the Board of Trustees, Cornell University
▶Pathward, N.A. (since 2021)
▶Dallas News Corporation, a public company until September 2025 (2010 to 2025)

Career Highlights
RLJ Equity Partners, a private equity firm
▶Advisor (2015 to present)
Career Education Corp. (now Perdoceo Education Corporation)
▶Chairman, Interim President and Chief Executive Officer (2015 to 2016)
NIKE, Inc.
▶Chief Administrative Officer (2007 to 2009)
Kimberly Clark Corporation
Served in various roles as a lawyer (1987 to 2007), including:
▶SVP, Law and Government Affairs
▶Chief Compliance Officer

Skills and Experience
The Board believes that McCray has significant experience and knowledge in the leadership of large organizations, accounting, finance, corporate governance, risk management, operations and marketing, as well as public company board experience. These skills, together with his legal training and experience, serve to strengthen the Board’s collective qualifications, skills and experience.

14 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

BRETT L. PHARR		TERM TO EXPIRE IN 2028

Age 64 Director since 2021	Committees ▶None	Other Boards ▶Pathward, N.A. (since 2021)

Career Highlights
Pathward Financial and Pathward N.A.
▶Chief Executive Officer (October 2021 to present)
▶Co-President and Chief Operating Officer (June 2020 to October 2021)
▶Executive Vice President, Group Head of Governance, Risk and Compliance (February 2019 to June 2020)
Citizens Bank
▶Senior Risk Director, Consumer Division, where he built a best practice enterprise risk organization and culture that enhanced competitive advantage, solidified brand identity, and increased shareholder confidence
Bank of America
▶Held roles in the Commercial and Consumer lines of business, Business Transformation, Mergers and Acquisitions and Risk, for 32 years

Skills and Experience
The Board believes that Pharr’s experience in business leadership and transformation, along with risk and compliance at Pathward and other banking institutions, enable him to provide the Board with experience and skills that strengthen the overall effectiveness of the Board.
Pharr is a member of Pathward’s Executive Committee.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 15

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Corporate Governance
INDEPENDENCE
Our Corporate Governance Guidelines provide that a majority of our directors must be “independent.” For this purpose, the Board relies on the definitions of “independence” and “non-employee directors” found in rules promulgated by the Internal Revenue Service, the Securities and Exchange Commission (the “SEC”), and NASDAQ.
Our Board has determined that the following eight directors are independent:

▶Douglas J. Hajek ▶Elizabeth G. Hoople ▶Ronald D. McCray ▶Neeraj K. Mehta	▶Christopher Perretta ▶Becky S. Shulman ▶Kendall E. Stork ▶Lizabeth H. Zlatkus

The Board has determined that Brett L. Pharr, our CEO, does not qualify as independent.
In determining that Hajek is independent, the Board considered Pathward Financial’s relationship with Davenport, Evans, Hurwitz & Smith, LLP, the law firm at which Hajek was of counsel until December 31, 2024 and his son-in-law is a member. In determining that Shulman is independent, the Board considered Pathward Financial’s relationship with Card Compliant, LLC, of which Shulman is the President, as well as a director of a subsidiary of Card Compliant, LLC. The Board determined that these relationships were not material and did not impact the applicable director’s independence based on the amounts involved, the lack of financial interest of the directors in the transactions, and the fact that the payments made were for services in the ordinary course of Pathward Financial’s business.
SEPARATION OF BOARD CHAIR AND CEO

Brett L. Pharr	Becky S. Shulman	Elizabeth G. Hoople
Chief Executive Officer since 2021	Chair of the Board since 2024	Vice Chair of the Board since 2025
Becky S. Shulman, an independent director, has served as Chair of the Board since February 2024. She previously served as Vice Chair of the Board since February 2021. Elizabeth G. Hoople has served as Vice Chair of the Board since February 2025. These changes in Board leadership during 2024 and 2025 were in keeping with the Board's goal of ongoing Board refreshment and leadership development. The Board has determined that separating the Chair and CEO positions is currently the most effective leadership structure for Pathward Financial, allowing the Chair to focus on Board matters and the CEO to focus on Pathward Financial’s day-to-day operations and leadership. The Board believes Pathward Financial is well-served by this leadership structure. Nevertheless, the Board has no formal policy requiring the positions of Chair of the Board and CEO to be separated, and the Board periodically reviews its leadership structure to evaluate and determine whether its leadership structure remains appropriate. If the CEO were to also serve as Chair of the Board, the independent directors would appoint a “Lead Independent Director.”
The Chair and Vice Chair of the Board are elected annually.
RISK OVERSIGHT
The Board is actively involved in overseeing management of risks that could affect Pathward Financial. This oversight is conducted primarily through the Board’s committees, but the full Board retains responsibility for general oversight. The Board endeavors to satisfy this responsibility by evaluating reports by each committee chair regarding the committee’s considerations and actions, and by evaluating reports from Pathward officers responsible for the oversight of specific risks—particularly Pathward’s Chief Legal and Administrative Officer, who oversees the Governance, Risk and Compliance function. The Board is responsible for oversight of our risk management function, which involves approving, reviewing and overseeing management’s implementation of our risk management framework and risk policies.

16 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Risks relating to the direct operations of Pathward, N.A. are overseen by the Pathward, N.A. Board, whose members also serve as directors of the Pathward Financial Board. In addition, all of Pathward Financial’s Audit Committee members serve on Pathward, N.A.’s Audit Committee. The Audit Committee annually reviews and approves management’s internal audit risk assessments and multi-year audit plan. There is also a joint Risk Committee of the Pathward Financial and Pathward, N.A. Boards (the “Risk Committee”).
Pathward, N.A.’s Board oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to Pathward, N.A. The Pathward, N.A. Board also takes into account observations and recommendations of its regulators.
The chart below summarizes the general allocation of risk management responsibilities among Pathward Financial’s Board and its committees.

BOARD OF DIRECTORS

▶Responsible for general oversight of risks that could affect Pathward Financial.

BOARD COMMITTEES

▶Assist the Board in fulfilling its oversight responsibilities and report to the full Board regularly regarding the Committee’s considerations and actions.

RISK COMMITTEE

▶Oversees enterprise-wide risk profile and risk management of Pathward Financial’s and Pathward, N.A.’s operations, including all relevant enterprise risk categories such as operational, compliance, legal, liquidity, market, interest rate, information technology, cybersecurity, reputation/strategic and any other material risks.
▶Oversees assessments of Pathward Financial’s and Pathward, N.A.’s credit risk position, trends, emerging risks and alignment with risk appetite.
▶Ensures Pathward Financial and Pathward, N.A. have appropriate strategies, policies and systems for risk governance, risk management practices and the risk control infrastructure.
▶Reviews and discusses management’s assessment of Pathward Financial’s and Pathward, N.A.’s risk position and profile, trends and emerging risks.
▶Oversees establishment of risk appetite and adherence to enterprise-wide risk limits in conjunction with the established risk appetite and related tolerances.

AUDIT COMMITTEE	COMPENSATION COMMITTEE

▶Discusses with management Pathward Financial’s major financial risk exposures and the steps management has taken to monitor and control such exposures.
▶Annually reviews and approves management’s internal audit risk assessments and multi-year audit plan.
▶Oversees Pathward Financial’s system of disclosure controls and procedures, internal controls over financial reporting and compliance with ethical standards adopted by Pathward Financial.
▶Reviews the integrity of Pathward Financial’s internal and external financial reporting processes in consultation with the independent auditor and Internal Audit.
▶Oversees Pathward Financial’s compliance with legal and regulatory requirements.

▶Considers whether Pathward Financial’s compensation programs could motivate excessive risk-taking that could have a material adverse effect on Pathward Financial. For more information, see “Compensation Risk Analysis” on page 46.
▶Assesses whether the overall design and performance of Pathward Financial’s compensation policies and practices are consistent with its safety and soundness.

GOVERNANCE, NOMINATING AND SUSTAINABILITY COMMITTEE

▶Oversees management of risks related to Board structure and composition, as well as corporate governance matters.
▶Reviews, monitors and provides guidance on operational, regulatory and other potential risks and impacts of sustainability matters on Pathward Financial.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Enterprise Risk Management
Our Board, in conjunction with its committees, oversees enterprise-wide risk management, while our management is responsible for day-to-day risk management. A number of executive management committees are in place to support risk management responsibilities and oversight. For example, our Executive Risk Committee oversees the identification, assessment, measurement, monitoring and mitigation of relevant enterprise risk categories, as well as emerging risks. Our Executive Risk Committee is comprised of our executive management and senior risk department management teams, who have responsibilities across our operations and business functions, helping to ensure that our risk framework is incorporated on an enterprise-wide basis.
Our Board’s Risk Committee receives regular updates from members of the Executive Risk Committee on, among other matters, cybersecurity, governance, compliance (including Bank Secrecy Act and Anti Money Laundering), enterprise, credit and product risks. Our Board’s Risk Committee also receives regular reports on new and emerging trends and provides regular reports to the full Board. Other management-level committees are responsible for implementing policies and risk-management processes related to specific risks, such as operational, investment, product and compliance risks, and issues are escalated to the full Board and its Committees as appropriate.
Privacy and Cybersecurity Risk
We are committed to protecting the privacy and security of sensitive information entrusted to us as well as to maintaining the integrity of our systems. Our executive and senior management teams dedicate significant time and attention to managing cybersecurity risks. Specifically, we focus on:
▶maintaining cybersecurity and privacy policies;
▶ensuring management oversight and accountability; and
▶implementing technology design processes to safeguard confidential information, including personally identifiable information.
Our comprehensive Information Security Program encompasses strategy and framework, policies and standards, and a risk-based methodology aligned with regulatory requirements. This program is under the supervision of our executive management and overseen by the Risk Committee of the Board of Directors. Additionally, our Information Security Working Group aids executive management in understanding technology-related issues, including cybersecurity risks. This group also oversees our cybersecurity strategy, focusing on understanding and prioritizing cybersecurity capabilities and risks.
To maintain organization-wide cybersecurity awareness, we have implemented a security awareness training program that includes annual mandatory training for employees and contractors as well as ongoing phishing resiliency testing. The security awareness program also includes periodic videos and educational articles that are shared with employees through a partnership with corporate communications. Furthermore, we engage independent third parties for penetration testing of our infrastructure and assessments of our cybersecurity program’s compliance with regulations and industry standards.
Our incident response program is designed to mitigate and recover from cyberattacks and facilitate communication with internal and external stakeholders during such events. We are not aware of any cybersecurity incidents that have materially affected or are reasonably likely to materially affect us during fiscal year 2025.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
STOCKHOLDER ENGAGEMENT
We regularly engage with stockholders and stakeholders to ensure that existing and potential investors understand our key strategic initiatives and decisions and that we address their questions and understand their priorities.
During the past fiscal year, senior management provided institutional investors a wide variety of opportunities to engage and provide feedback.

HOW WE ENGAGED	TOPICS WE DISCUSSED

Among other things, Pathward Financial executives:	We discussed a variety of topics, including Pathward Financial’s:

▶Attended industry conferences ▶Held over 100 investor meetings and calls ▶Hosted group investor meetings	▶Strategic initiatives ▶Financial results ▶Operating performance	▶Corporate governance ▶Executive compensation ▶Sustainability matters

We appreciate that our stockholders took the time to share their perspectives and questions with us.
BOARD AND COMMITTEE SELF-ASSESSMENTS
The Board and each committee of the Board performs a self-assessment of their performance at least annually. The purpose of the Board assessment is to improve the functioning of the Board as a unit. The purpose of the committee assessments is to assess the membership and roles of each committee and improve each committee’s performance.
The Nominating Committee oversees the Board and committee assessments. In particular, the Nominating Committee:
▶identifies the subject matters the assessments will address;
▶seeks comments from all directors; and
▶communicates the results of the assessments to the Board for discussion.
The Nominating Committee may hire external consultants or advisors to assist with or to facilitate any part of this process.
In 2022, the Nominating Committee engaged a third-party consultant to facilitate Board and committee assessments. These assessments included a confidential survey and one-on-one conversations with directors and select members of the senior leadership team. In 2023, 2024 and 2025, the Nominating Committee conducted internal Board and committee assessments through a confidential survey of directors. As a result of these Board and committee assessments, the Board has focused on Board succession planning, as well as executive succession planning and talent development. For example, the Board added a new director in 2023 and a new director in 2024 after two directors cycled off the Board. A new Chief Financial Officer was also hired in 2023 when the previous Chief Financial Officer retired.
DIRECTOR ONBOARDING AND CONTINUING EDUCATION
The Nominating Committee, with the assistance of management, coordinates an onboarding program for new directors that includes, among other things, background materials, meetings with senior management, and visits to certain Pathward offices if and as possible. All new directors must complete the onboarding program.
While serving on our Board, each director is expected to participate in continuing education. The Nominating Committee suggests continuing education opportunities for directors and monitors continuing education completed by each director. Opportunities pursued by directors include third party and internal training on topics such as board governance, fiduciary duties, committee service, privacy and cybersecurity, information security, artificial intelligence, compliance, the Company’s Code of Business Conduct, Gramm-Leach-Bliley Act, Bank Secrecy Act and Anti-Money Laundering.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
STOCK OWNERSHIP GUIDELINES
The Compensation Committee has adopted stock ownership guidelines to further align the interests of our non-employee directors with the interests of Pathward Financial’s stockholders. These guidelines provide that:
▶Each non-employee director must hold a minimum number of shares of our Common Stock having a market value equal to five times such director’s annual cash retainer. For this purpose, the term “annual cash retainer” means the cash component of director compensation received from Pathward Financial and Pathward, N.A. for service on the Board, excluding compensation received for serving as a Board chair or vice chair or on a committee or as a chair of any committee.
▶For purposes of calculating the minimum number of shares of our Common Stock required to meet the stock ownership guidelines, the market value of shares is calculated based upon the average closing price for shares of Common Stock for the thirty trading days preceding the date of calculation, as reported by NASDAQ.
▶Each non-employee director who was serving when the guidelines first went into effect on January 1, 2018, was required to attain the minimum stock ownership level by January 1, 2023; all other non-employee directors must attain the minimum stock ownership level within five years of being appointed or elected to the Board.
▶Each non-employee director must retain at least 50% of the net shares received pursuant to all equity grants until such minimum stock ownership requirement is met. For this purpose, “net shares” as defined in the stock ownership guidelines includes shares held outright, stock equivalents (e.g., stock units), shares held in benefit plans, unvested restricted stock, and shares held by immediate family members, but excludes unvested performance awards and any shares withheld, forfeited or sold to pay all or a portion of the tax liability associated with an award or grant or the exercise price of a stock option.
▶As part of the holding requirement described above, non-employee directors are permitted to dispose of Common Stock to cover any tax liabilities with respect to the receipt or exercise of any equity grants.
▶Once a non-employee director reaches the minimum required number of shares of Common Stock, any declines in stock price or increases to stock ownership requirements will not require such non-employee director to acquire additional shares of Common Stock to again meet the applicable minimum required number of shares. However, he or she will be required to retain all shares then held until such time as the non-employee director again satisfies the minimum stock ownership requirement.
▶If a non-employee director encounters an economic hardship that he or she reasonably believes will prevent his or her compliance with the guidelines, such non-employee director may present the hardship to the Compensation Committee. The Compensation Committee may elect to find the non-employee director in compliance or not or take such other action as the Compensation Committee deems appropriate.
The Compensation Committee reviews compliance and/or progress towards compliance with the stock ownership guidelines at least annually. All non-employee directors who have served at least five years have achieved the minimum stock ownership requirement and all other non-employee directors have met or are making appropriate progress toward the requirement.
RESTRICTIONS ON SERVICE AS A DIRECTOR
No individual, other than those who were already serving as directors on January 1, 2020, will be nominated to our Board after attaining the age of 72 without a specific exemption from the Board. We do not have a policy regarding term limits.
Directors may not serve on more than four boards of other public companies in addition to Pathward Financial’s Board. Members of the Audit Committee may not serve on more than two other public company audit committees.
MEETINGS AND ATTENDANCE
Regular meetings of the Board are generally held on a quarterly basis. Special meetings may be called from time to time as circumstances warrant. Directors are expected to attend all Board meetings and are asked to attend the annual stockholders meeting. The Board held four regular meetings and one special meeting in fiscal year 2025. The non-employee directors convened four executive sessions at the end of Board meetings without management participation. Such sessions are generally chaired by the Chair of the Board.

20 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Each director attended 75% or more of the aggregate number of meetings of (i) the Board held during the period in which he or she was a director in fiscal year 2025, and (ii) the committees of the Board of which he or she was a member.
Senior members of management have been present at each annual meeting to answer any stockholder questions. Historically, stockholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our stockholders and investors through meetings with management and other investor relations activities. Since very few stockholders have historically attended our annual meetings and all of our directors typically attend, we encourage but have not adopted a policy requiring the attendance of directors at the annual meeting. All of the directors attended the 2025 Annual Meeting of Stockholders.
OTHER GOVERNING DOCUMENTS
Pathward Financial has adopted a written Code of Business Conduct that applies to all directors, officers and employees. If we make substantive amendments to or grant any waiver from the Code of Business Conduct applicable to our principal executive, financial or accounting officers, controller or persons performing similar functions, we will disclose the nature of such amendments or waiver in a report on Form 8-K in a timely manner.
Pathward Financial has also adopted Corporate Governance Guidelines to facilitate principled actions, effective decision-making, and appropriate monitoring of both compliance and performance by the Board.

Our governance documents can be found on Pathward Financial’s website: https://pathwardfinancial.com/governance/governance-documents/

At this location, you can find:

COMMITTEE CHARTERS	GOVERNANCE DOCUMENTS
▶Audit Committee Charter ▶Compensation Committee Charter ▶Governance, Nominating and Sustainability Committee Charter ▶Risk Committee Charter
▶Code of Business Conduct
▶Corporate Governance Guidelines
▶Pathward Financial’s Amended and Restated Certificate of Incorporation and Fourth Amended and Restated Bylaws (“Bylaws”)
▶Stockholder Recommendation of Director Nominees Policy

COMMUNICATING WITH OUR DIRECTORS
Stockholders may communicate with the Board in writing addressed to the Chair of the Board or to any individual director at Pathward Financial’s offices at 5501 South Broadband Lane, Sioux Falls, South Dakota 57108. Communications to the non-employee directors as a group may be sent to the Chair of the Board c/o the Corporate Secretary of Pathward Financial at the same address. All such communications are sent to the Corporate Secretary, who forwards them to the applicable director(s).
COMMITTEES OF THE BOARD
The Pathward Financial and Pathward, N.A. Boards have four standing committees.

AUDIT COMMITTEE	COMPENSATION COMMITTEE	GOVERNANCE, NOMINATING AND SUSTAINABILITY COMMITTEE	RISK COMMITTEE

The charter for each committee can be found on Pathward Financial’s website: https://pathwardfinancial.com/governance/governance-documents/

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 21

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Every member of every committee is currently, and during fiscal year 2025 was, independent. Members of each committee are members of the Boards of both Pathward Financial and Pathward, N.A. The committee descriptions below reflect the current members of our standing committees and the number of meetings held in fiscal year 2025.

AUDIT COMMITTEE	MEETINGS IN FISCAL YEAR 2025: 12

Current Members KENDALL E. STORK | CHAIR RONALD D. MCCRAY NEERAJ K. MEHTA LIZABETH H. ZLATKUS
Principal Responsibilities
The Audit Committee assists the Board in fulfilling its oversight responsibilities related to, among other things:
▶the integrity of Pathward Financial’s financial statements and Pathward Financial’s accounting and financial reporting process (both internal and external) and financial statement audits;
▶the qualifications and independence of the independent auditor;
▶the performance of Pathward Financial’s internal audit function and independent auditors;
▶Pathward Financial’s compliance with legal and regulatory requirements;
▶Pathward Financial’s systems of disclosure controls and procedures, internal controls over financial reporting, and compliance with ethical standards adopted by Pathward Financial.

Qualifications
▶Each member of the Audit Committee is, and was during the fiscal year 2025, a non-employee director who:
(1)meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 5605(a)(2) of the NASDAQ Listing Rules;
(2)is able to read and understand fundamental financial statements and otherwise complies with NASDAQ’s financial literacy requirements.
▶The Board has determined that Stork and Zlatkus based upon their experience, training and education, qualify as “audit committee financial experts” as that term is defined in the rules and regulations of the SEC.

22 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

COMPENSATION COMMITTEE	MEETINGS IN FISCAL YEAR 2025: 6

Current Members RONALD D. MCCRAY | CHAIR ELIZABETH G. HOOPLE LIZABETH H. ZLATKUS
Principal Responsibilities
The Compensation Committee’s general purpose is to review and approve Pathward Financial’s overall compensation philosophy, principles and practices and to discharge the Board’s responsibilities relating to the compensation of Pathward Financial’s non-employee directors and executive officers and the implementation of Pathward Financial’s executive compensation plans. The Compensation Committee, among other things:
▶reviews Pathward Financial’s executive officer compensation programs, including the risks associated with such programs, in light of the overall compensation philosophy;
▶reviews and approves the compensation of Pathward Financial’s CEO and other executive officers;
▶reviews and approves the corporate goals and objectives relevant to the evaluation and compensation of Pathward Financial’s CEO and President;
▶reviews and approves any employment, severance, change-in-control, or termination agreements to be made with any executive officer and any provisions to be included in any new or renegotiated employment, consulting or similar agreements permitting Pathward Financial or Pathward, N.A. to clawback payments, compensation or other benefits to executive officers under certain circumstances;
▶reviews and approves the compensation of the Board’s non-employee directors;
▶approves any new incentive compensation plans;
▶annually reviews compliance and/or progress towards compliance with Pathward Financial’s stock ownership guidelines.

Qualifications
▶Each member of the Compensation Committee meets, and each member of the Compensation Committee during fiscal year 2025 met, the heightened NASDAQ independence standards to sit on the Compensation Committee.
▶The Compensation Committee may delegate its authority to subcommittees of its members as it deems appropriate and, to the extent permitted by applicable law, may delegate to one or more executive officers the authority, within guidelines established by the Compensation Committee, to approve equity compensation awards under Pathward Financial’s established equity compensation plans for employees other than executive officers.
▶The Compensation Committee may delegate certain authority to the CEO, a designee or other appropriate members of management, including matters relating to the compensation of, and benefits offered to, employees other than executive officers, consistent with applicable law, regulations and Pathward Financial’s benefit and incentive plans.
▶The Compensation Committee also may delegate any non-discretionary administrative authority under Pathward Financial’s compensation and benefit plans, consistent with any limitations specified in the applicable plans.
The Compensation Committee has the sole authority to retain compensation consultants to assist in evaluating executive officer compensation. Since May 2019, the Compensation Committee has retained Pay Governance LLC annually to provide advice concerning executive officer and non-employee director compensation.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

GOVERNANCE, NOMINATING AND SUSTAINABILITY COMMITTEE	MEETINGS IN FISCAL YEAR 2025: 4

Current Members* CHRISTOPHER PERRETTA | CHAIR DOUGLAS J. HAJEK NEERAJ K. MEHTA
Principal Responsibilities
The Nominating Committee assists the Board by considering and addressing matters relating to governance of the Board, Pathward Financial and Pathward, N.A., identifying qualified individuals to become directors, recommending to the Board director nominees, and considering and addressing matters related to Pathward Financial’s and Pathward, N.A.’s efforts to promote an inclusive financial system. The Nominating and Sustainability Committee, among other things:
▶monitors and evaluates independence of current directors and director nominees by reviewing situations that present potential conflicts of interest, which may impact director independence;
▶reviews the Board succession planning at least annually;
▶reviews the Code of Business Conduct and Corporate Governance Guidelines at least annually;
▶establishes and periodically reviews the criteria for selection of new directors;
▶leads the search for individuals qualified to become new directors, and reviews and recommends whether current directors should stand for re-election;
▶develops and coordinates an onboarding program for new directors, and oversees continuing education opportunities for current directors;
▶reviews the composition, size, expertise and diversity of the Board and its committees;
▶oversees the Board’s annual self-assessments;
▶reviews executive succession planning at least annually with the CEO, develops and maintains CEO and executive succession plans, and evaluates and recommends potential CEO successors to the Board.
▶oversees Pathward Financial’s sustainability program and provides strategic counsel to management, Board committees and the Board regarding the sustainability program and other sustainability initiatives;
▶oversees the Inclusion and Belonging (I&B) Program and provides strategic counsel to management, Board committees and the Board regarding I&B efforts;
▶oversees Pathward Financial’s charitable giving policies and programs;
▶oversees Pathward Financial’s policies and programs related to environmental sustainability, human rights, and other social and public matters of significance
▶monitors Pathward Financial’s relationships and reputation with external stakeholders;
▶reviews and receives updates and reports from management on significant social and public responsibility matters, metrics relating to Pathward Financial’s brand and stakeholder perception regarding sustainability matters and strategies for enhancing Pathward Financial’s reputation concerning the sustainability program;
▶reviews and monitors operational, regulatory and other potential risks and impacts of sustainability on Pathward Financial and Pathward, N.A.;
▶annually reviews Pathward Financial’s annual Sustainability Report.

*Hoople served as Chair of the Nominating and Sustainability Committee during fiscal year 2025 until February 26, 2025.

24 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

RISK COMMITTEE	MEETINGS IN FISCAL YEAR 2025: 8

Current Members DOUGLAS J. HAJEK | CHAIR CHRISTOPHER PERRETTA KENDALL E. STORK
Principal Responsibilities
The Risk Committee has been established to assist the Board and executive management with their responsibilities to provide appropriate governance and oversight of the enterprise-wide risk profile and risk management of Pathward Financial’s and Pathward, N.A.’s operations. The Risk Committee, among other things:
▶reviews and ensures that Pathward has appropriate strategies, policies and systems for risk governance, risk management practices and risk control infrastructure;
▶reviews and oversees Pathward’s enterprise risk management frameworks;
▶reviews adherence to Pathward’s enterprise-wide risk limits in conjunction with the established risk appetite and related tolerances;
▶reviews management’s assessment of Pathward’s risk position and profile, trends and emerging risks, and significant new business or strategic initiatives;
▶assesses the alignment of Pathward’s risk profile with Pathward’s strategic plan, goals, objectives and risk appetite;
▶oversees assessments of Pathward’s credit risk position, trends, emerging risks, and alignment with risk appetite;
▶oversees administration of Pathward’s credit portfolio;
▶oversees the administration and effectiveness of Pathward’s credit risk management framework and policies.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Sustainability Matters
At Pathward Financial and Pathward, N.A., we are committed to Financial Inclusion. We leverage strategic partnerships to enable financial access to useful, affordable products and services, and we aim to advance sustainable business practices that create long-term value for our stakeholders, communities, and the environment.
SUSTAINABILITY PRIORITIES
Informed by our most recent materiality assessment, we have four strategic sustainability priorities.

ENABLE AN INCLUSIVE FINANCIAL SYSTEM	ENGAGE OUR WORKFORCE	INVEST IN ENVIRONMENTAL SUSTAINABILITY	BUILD TRUST THROUGH GOOD GOVERNANCE

▶financial inclusion ▶access to finance and affordable products and services ▶social impacts from business operations	▶inclusion and belonging	▶environmental impacts from business operations	▶business ethics ▶transparency, accountability and reporting ▶responsible use of data, data privacy and cyber security

For more complete information, please see our Sustainability Report, which is available at: www.pathward.com/about-us/sustainability

AS AN EMPLOYER
To continue delivering on our purpose of powering financial inclusion, it is crucial that we attract and retain top-level talent. To that end, we strive to make Pathward an inclusive, safe and healthy workplace, with opportunities for our employees to grow and develop in their careers, supported by strong compensation, benefits and health and well-being programs.
Total Rewards
As part of our total rewards strategy, we aspire to offer and maintain market competitive total rewards programs for our employees to attract and retain superior talent.
▶In addition to competitive base wages, we offer other variable pay including an annual bonus or commission plan.
▶We offer a 401(k) plan with a highly competitive company match.
▶Our healthcare, insurance benefits, health savings and flexible spending accounts are equally competitive with a low-cost share for employees.
▶Understanding the importance of time away from work to recharge and address family needs, we offer paid time off, family leave and flexible work schedules. We also offer family care resources, adoption assistance, employee assistance programs, and other related benefits.
Health and Safety
We believe the success of our business is fundamentally connected to the well-being of our people. Accordingly, we are committed to the health, safety and wellness of our employees. We follow local, state and federal regulations issued by the Occupational Safety and Health Administration and are prepared to implement any applicable workplace requirements. Our employees and their families also have access to a variety of flexible and convenient health and well-

26 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
being programs, including benefits that support their physical and mental health. Pathward operates as a remote-first hybrid workplace, with the majority of roles designed for remote work. To support this model, we provide employees with a monthly stipend to enhance their remote work experience while maintaining optional access to our office locations.
Talent
As of September 30, 2025, we had employees located in 46 states, the District of Columbia, and Canada. A core tenet of our talent system is to both develop and promote talent from within and enrich our talent pool with external hires to support a continuous improvement mindset. We have evolved our “Talent Anywhere” recruitment strategy to source candidates in anchor geographic hubs with flexibility to hire in other domestic locations. This allows us to expand our talent pool to acquire the best talent available while encouraging the ability for interactivity in our hub locations to build connections and community. Through this recruiting strategy, we expand our reach beyond local candidates as a remote-enabled employer of choice.
Assessing talent and leadership development are critical areas to our talent pipeline strategy. We have continued to mature our enterprise talent management framework. This framework helps give us a clearer line of sight into our teams’ strengths and opportunities in terms of skills and leadership potential. This allows us to:
▶plan for our internal talent supply to keep pace with demand;
▶invest in our workforce with intention;
▶align our highest performing, highest potential employees to our most critical work; and
▶prepare today’s talent for tomorrow’s needs.
Our performance management program is an interactive practice that engages our employees by:
▶aligning objectives at the enterprise level to drive individual goal setting;
▶encouraging quarterly conversations designed to review progress and accomplishments and designate focus areas for the upcoming quarter; and
▶measuring progress against objectives, alignment, and performance feedback throughout the year.
We offer support to help team members and managers establish and meet personalized development goals, take on new roles and become better leaders.
As of the end of fiscal year 2025, the average tenure for our employees was approximately 6 years.
CORPORATE GOVERNANCE
Our commitment to strong, transparent corporate governance and ethical business practices starts with our Board and the executive leadership team and extends throughout Pathward Financial.
▶We have a comprehensive Code of Business Conduct, which all employees and directors are required to certify that they have reviewed each year.
▶Our Board is composed of independent directors (except for our CEO) with an independent Board chair.
▶Our directors have a variety of relevant skills, knowledge, experience and perspectives.
▶Our Audit Committee, Compensation Committee, Nominating Committee, and Risk Committee are composed of independent directors.
▶Our independent directors meet regularly in executive sessions throughout the year.
▶Our Board has adopted Corporate Governance Guidelines, which formalize critical policies.
▶We maintain strong enterprise risk management processes with Board oversight.
▶We proactively engage with our investors and stockholders.
▶We have robust stock ownership guidelines for directors and executive officers.
▶We have two clawback policies that apply to our officers: one that applies if Pathward Financial is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements under the federal securities laws and the other that applies if an officer engages in certain “detrimental conduct” that does not result in an accounting restatement.
▶The Board and Committees complete annual self-assessments of their performance and capabilities.
▶The Board analyzes director skills annually to understand gaps and opportunities.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Related Person Transactions
Pathward Financial has a written related party transactions policy that sets forth its policies and procedures regarding the identification, review and approval or ratification of “related party transactions.” The Audit Committee is responsible for reviewing related party transactions, which are transactions in which (i) Pathward Financial or any of its subsidiaries is or will be a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000, and (iii) a related party has or will have a direct or indirect material interest. The policy defines a related party as any executive officer, director, nominee for director or stockholder of Pathward Financial holding more than 5% of any class of its voting securities, in each case since the beginning of the previous fiscal year, and their immediate family members.
In determining whether to approve or ratify a related party transaction, the Audit Committee will consider all of the relevant facts and circumstances of the transaction, including, among other factors, the terms of the transaction, the related party’s interest in the transaction, the nature and purpose of Pathward Financial’s participation in the transaction, and whether the transaction is on terms no less favorable than terms that could have been reached with an unrelated third party. Under the policy, certain transactions, including transactions involving services as a bank depositary of funds, escrow agent or similar services and loan transactions approved pursuant to Pathward Financial’s Regulation O Policy, are considered pre-approved unless specifically determined otherwise by the Audit Committee.
There were no related person transactions since the beginning of fiscal year 2025.
Pathward Financial also has adopted written policies to implement the requirements of Regulation O of the Board of Governors of the Federal Reserve System, which restricts the extension of credit to directors and executive officers and their family members and other related interests. Under these policies, extensions of credit that exceed regulatory thresholds must be approved by Pathward, N.A.’s Board. In addition, the Board periodically reviews information concerning such insider loans, deposits and related interests, including with respect to continued compliance with such policies.
Pathward, N.A. has followed these policies when granting loans to eligible directors, officers, employees and members of their immediate families to finance their personal residences and for consumer purposes. As of September 30, 2025, all loans or extensions of credit to executive officers and directors were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Pathward, N.A., and did not involve more than the normal risk of collectability or present other unfavorable features.
Compensation of Directors
In order to attract and retain qualified directors, our practice is to set non-employee director compensation within a competitive range of pay at comparable companies. Generally, every two years, the independent compensation consultant presents a market pay benchmarking analysis relative to the same peer group used to assess executive officer compensation levels. The most recent competitive pay study was completed in September 2023. Fiscal year 2025 non-employee director compensation is based on a 2023 competitive pay study and remains unchanged from fiscal year 2024 non-employee director compensation.
Pursuant to the stock ownership guidelines, directors will be required to retain at least 50% of the net shares from any stock awards until in compliance with their minimum stock ownership requirement.
The following tables set forth compensation information for the fiscal year ended September 30, 2025, for Pathward Financial’s non-employee directors. Our CEO does not receive any additional compensation for serving as a director.
Non-Employee Director Annual Compensation for the Fiscal Year Ended September 30, 2025
For Combined Service on Pathward Financial's and Pathward, N.A.'s Boards

	Pathward Financial	Pathward, N.A.
Member retainer (cash)	$32,500	$27,500
Stock awards(1) (shares)	1,950	N/A
Additional retainers (cash):
Chair	$56,250	$18,750
Vice Chair	$15,000	$5,000

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
(1)Directors are entitled to an annual stock award consisting of shares of Pathward Financial Common Stock valued at $150,000 on the grant date (rounded up to the nearest 50 shares) which resulted in a grant of 1,950 shares. These shares, which were awarded on February 25, 2025, were fully vested upon grant.
Non-Employee Director Annual Compensation for the Fiscal Year Ended September 30, 2025
For Combined Service on Pathward Financial’s and Pathward, N.A.’s Board Committees

Committee	Member Retainer ($)	Chair Retainer ($)
Audit Committee	15,000	25,000
Compensation Committee	10,000	15,000
Nominating Committee	10,000	15,000
Risk Committee	10,000	15,000
Ad Hoc Bank Board Committee	15,000	25,000
Board members were also reimbursed for reasonable out-of-pocket expenses incurred in attending Board meetings and committee meetings, as well as continuing director education programs.
The annual retainers for Board and committee service are reviewed after each annual meeting of stockholders and were not changed after the last annual meeting of stockholders.
DIRECTOR COMPENSATION FOR FISCAL YEAR 2025*
The following table presents the amounts paid to each of Pathward Financial’s non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Douglas J. Hajek	110,000	150,969	260,969
Elizabeth G. Hoople	105,000	150,969	255,969
Ronald D. McCray	90,000	150,969	240,969
Neeraj K. Mehta	85,000	150,969	235,969
Christopher Perretta	100,000	150,969	250,969
Becky S. Shulman	150,000	150,969	300,969
Kendall E. Stork	95,000	150,969	245,969
Lizabeth H. Zlatkus	85,000	150,969	235,969
*     Columns for “Option Awards,” "Non-Equity Incentive Plan Compensation,” “Change in Pension Value and Non-Qualified Deferred Compensation Earnings,” and "All Other Compensation," have been omitted because they are not applicable.
(1)Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, excluding the effect of estimated forfeitures. The assumptions used for calculating these amounts are disclosed in Note 13 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
EXECUTIVE OFFICERS
The following sets forth certain information regarding the current executive officers of Pathward Financial, all of whom are members of the Pathward Financial Executive Committee. Information pertaining to Pharr, who is a director and the CEO of Pathward Financial and Pathward, N.A., may be found in the “Continuing Directors” section of Proposal No. 1 above. The Board elects executive officers annually. For more information pertaining to the compensation of our executive officers, see “Executive Compensation” below.

GREGORY A. SIGRIST	EXECUTIVE OFFICER SINCE 2023

Age 58
Career Highlights
Pathward Financial, Inc. and Pathward, N.A.
▶Executive Vice President and Chief Financial Officer (November 21, 2023 to present)
▶Executive Vice President and Chief Financial Officer Designee (November 1, 2023 to November 21, 2023)
Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank
▶Executive Vice President and Chief Financial Officer (August 2020 to October 2023)
Columbia Banking System, Inc. and its wholly owned subsidiary Columbia State Bank
▶Executive Vice President and Chief Financial Officer (June 2018 to February 2020)

Morgan Stanley
Spent 12 years with Morgan Stanley as a Managing Director in a number of senior financial roles, including:
▶Chief Financial Officer, Morgan Stanley Bank, N.A. (2014 to early 2018)
Citigroup
▶Vice President, Corporate Accounting Policy/ M&A Finance (2001 to 2006)
Ernst & Young and McGladrey & Pullen
▶Built the foundation of his career with Ernst & Young and McGladrey & Pullen in senior auditing roles of financial services clients, including regional and community banks, before transitioning into the banking industry in 2001
▶Certified Public Accountant

ANTHONY M. SHARETT	EXECUTIVE OFFICER SINCE 2019

Age 49
Career Highlights
Pathward Financial, Inc. and Pathward, N.A.
▶President (October 2021 to present)
▶Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary (June 2020 to October 2021)
▶Executive Vice President and General Counsel (September 2019 to June 2020)
Nationwide Mutual Insurance Company
Held legal and business unit positions (October 2021 to August 2019), including:
▶President, Nationwide Pet Insurance
▶Interim President, Nationwide Bank
Baker Hostetler ▶Partner and National Co-leader of the firm’s Financial Services Practice Group Other Affiliations ▶Serves on various nonprofit and advisory boards ▶Member, Greater Phoenix Leadership

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

CHARLES C. INGRAM	EXECUTIVE OFFICER SINCE 2020

Age 56
Career Highlights
Pathward Financial, Inc. and Pathward, N.A.
▶Executive Vice President and Chief Information and Operations Officer (July 2025 to present)
▶Executive Vice President and Chief Technology and Product Officer (October 2021 to July 2025)
▶Executive Vice President, Chief Information Officer (March 2020 to October 2021)
Nextiva, a customer experience management company focused on cloud-based communications
▶Chief Product Officer (2017 to 2019)
PetSmart
▶Vice President of Information Technology (2014 to 2017)

Yum Brands, a multinational fast food corporation
▶Head of Technology Innovation and Enterprise Architecture (2010 to 2014)
Pfizer Pharmaceuticals and Wachovia Bank
▶Served in various global technology leadership roles across numerous divisions

NADIA A. DOMBROWSKI	EXECUTIVE OFFICER SINCE 2022

Age 64
Career Highlights
Pathward Financial, Inc. and Pathward, N.A.
▶Executive Vice President and Chief Legal and Administrative Officer (November 2022 to present)
▶Executive Vice President and Chief Legal Officer (January 2022 to November 2022)
Safrapay, a provider of small business banking and online payment solutions
▶Senior Vice President and General Counsel (January 2020 to October 2021)

Community Federal Savings Bank
▶Senior Vice President, General Counsel and Corporate Secretary (November 2015 to January 2020)
MasterCard, Bank of America, and several start-up companies
▶Held senior legal and operations leadership roles
Davis Wright Tremaine LLP
▶Partner in the Financial Services and Payments practice groups

ANJANA T. BERDE	EXECUTIVE OFFICER SINCE 2025

Age 56
Career Highlights
Pathward Financial, Inc. and Pathward, N.A.
▶Executive Vice President, Chief People and Culture Officer (February 2025 to present)
Accion Opportunity Fund, a national non-profit lender focused on advancing economic mobility for underserved small businesses and low-income communities
▶Chief People Officer (July 2021 to January 2025)

MUFG Union Bank, N.A.
▶Managing Director, Head of Talent, Development and Learning (March 2014 to July 2021)
▶Other Director and Managing Director Human Resources roles (April 2010 to December 2013)
Tamalpais Bank
▶Senior Vice President/Head of Human Resources (October 2007 to April 2010)

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
EXECUTIVE COMPENSATION

▶
PROPOSAL 2 ADVISORY VOTE ON COMPENSATION

The Board recommends a vote FOR the approval, on a non-binding advisory basis, of the executive compensation paid by Pathward Financial to its named executive officers

Proposal 2—Advisory Vote on Executive Compensation (“Say-on-Pay”)
We are asking our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers (sometimes referred to as “NEOs”) as required pursuant to Section 14A of the Exchange Act. This non-binding advisory vote, commonly referred to as “Say-on-Pay,” is not intended to address any specific item of compensation, but instead relates to the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis and the Summary Compensation Table and related tables and narrative included in this proxy statement.
The Compensation Committee believes we have an effective compensation program that is designed to recruit, motivate and retain top quality executive leadership focused on attaining short-term and long-term corporate goals and increasing stockholder value. Through equity grants, each of our executive officers is aligned with the long-term interests of stockholders in increasing the value of Pathward Financial. Moreover, our performance-based compensation system links executive pay to Pathward Financial’s short- and long-term performance.
As an advisory vote, the Say-on-Pay resolution is not binding. The approval or disapproval of this proposal by stockholders will not require the Board or the Compensation Committee to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address any stockholder approval or disapproval remains with the Board and the Compensation Committee. However, the Board values the opinions of our stockholders as expressed through their votes and other communications. Accordingly, the Board and the Compensation Committee will review and consider the results of the “Say-on-Pay” vote, the opinions of our stockholders, and other relevant factors in making future decisions regarding our executive compensation program.
We encourage you to read the Compensation Discussion and Analysis and the related compensation tables and narrative that follow. These sections describe our executive compensation policies and practices and provide detailed information about the compensation of our named executive officers.

The Board recommends a vote FOR the approval, on a non-binding advisory basis, of the executive compensation paid by Pathward Financial to its named executive officers and the following resolution:

“RESOLVED, that the compensation paid to Pathward Financial’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, footnotes and narrative discussion, is hereby APPROVED.”
It is expected that the next Say-on-Pay vote will occur at Pathward Financial’s 2027 Annual Meeting of Stockholders.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
A Letter from Our Compensation Committee
DEAR STOCKHOLDERS:
As members of the Compensation Committee of the Board of Pathward Financial, Inc., we are responsible for ensuring that our executive compensation program aligns the interests of our leadership team with those of Pathward Financial stockholders through our pay-for-performance philosophy. The executive compensation program has been designed to attract, retain, motivate and reward leaders who work to foster strong business results and promote Pathward Financial’s long-term success.
Strong Performance in Fiscal Year 2025
In fiscal year 2025, Pathward Financial delivered another year of strong diluted earnings per share (“EPS”) growth, which was above the high end of our guidance range. We also outperformed our other incentive plan goals while continuing to grow our brand and business as we executed our strategy.
Pathward Financial continued delivering on its optimization strategy to produce outsized returns to stockholders over the long term through a balanced focus on financial, operational, sustainability and broader strategic areas. Our strong financial results reflect the success of our business model as we deliver on our purpose to increase financial inclusion across our Partner Solutions and Commercial Finance business lines, which provide support to individuals and businesses. Some highlights include:
▶Continuing the execution of Pathward Financial’s strategy which centers around being the trusted platform that enables our partners to thrive.
▶Delivering strong financial results for fiscal year ended September 30, 2025:
•Earned net income of $185.9 million (an increase of 1%), $7.87 per share (an increase of 9%), compared to prior year (ending September 30, 2024) net income of $183.2 million, or $7.20 per share.
•Recognized return on average assets of 2.46% compared to 2.40% for the prior year period.
•Recognized return on average tangible equity of 38.75% compared to 47.89% for the prior year period.
•Repurchased 2,062,184 shares of common stock at an average share price of $76.09. As of September 30, 2025, there were 4,937,816 shares available for repurchase under the current common stock share repurchase program.
▶Growing our Partner Solutions business line through several new partnerships and expanding existing partnerships by offering multi-threaded solutions.
▶Focusing on risk adjusted returns in our Commercial Finance business line while also witnessing growth in structured finance, asset-based lending, and warehouse finance.
▶Completing the sale of our Insurance Premium Finance business line and our transportation portfolio.
▶Becoming Certified™ by Great Place To Work® for the third year in a row. Great Place To Work® describes itself as the global authority on workplace culture, employee experience, and the leadership behaviors proven to deliver market-leading revenue, employee retention and increased innovation.
▶Named “Best Banking as a Service Solution Provider” in the 9th annual FinTech Breakthrough Awards program.
▶Being recognized on April 29, 2025, among Keefe, Bruyette & Woods, Inc. (also known as "KBW") honor roll list of the top banks producing "best-in-class earnings over the past decade."
Pathward Financial’s success is due to our employees who continue to navigate the industry while delivering on the Company's primary financial and operational objectives. Both of these objectives were challenged by decreasing deposit balances due to the continued return of unclaimed Economic Impact Payments to the U.S. Treasury, investing and executing on both technology and regulatory and compliance enhancements, and adapting to a macroeconomic environment that included uncertainty around tariffs, a changing regulatory environment, fiscal shifts, and labor market softening. Despite these challenges, Pathward Financial delivered earnings per diluted share growth of 9%, and a return on average assets and return on average tangible equity that exceeded banking industry averages, at 2.46% and 38.75%, respectively. Reflecting Pathward Financial’s solid performance relative to its goals set at the start of the year, incentive funding was at 132% (Net Income) and 123% (ROA) of target levels for financial measures and individual performance payouts varied based on the NEO’s contributions to strategic, operational and discretionary factors, reflecting our assessment (and, for NEOs other than the CEO, the CEO’s assessment) of each NEO’s individual performance and contributions. The overall payouts reflect our commitment to aligning incentive pay to be commensurate with our performance as determined by pre-established financial and individual performance measures with target goals set at the start of the fiscal year.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

132%	123%	Varies

INCENTIVE PLAN PAYOUT FOR NEOS FOR NET INCOME METRIC	INCENTIVE PLAN PAYOUT FOR NEOS FOR ROA METRIC	INCENTIVE PLAN PAYOUT FOR INDIVIDUAL NEO'S CONTRIBUTION TO STRATEGIC AND OPERATIONAL FACTORS

Planning for Fiscal Year 2026
We are a diversified company dedicated to financial empowerment for individuals and businesses. We strive to be the trusted platform that enables our partners to thrive.
We are well-positioned as we enter fiscal year 2026 to deliver on our strategy, including:
▶Maintain an optimized balanced sheet;
▶Utilize technology to facilitate evolution and scalability;
▶Value our people and culture;
▶Have a mature risk and compliance framework; and
▶Focus on the client experience
During fiscal year 2025, the Compensation Committee met six times to administer the current compensation program and discuss the future of the compensation program. In consultation with our independent compensation consultant, we decided to make changes for the fiscal year 2025 long-term incentive plan by setting three-year cumulative EPS goals at grant and adding a three-year relative TSR metric as an additional performance measure (both EPS and relative TSR will be weighted 50%).
* * * * * * * * * *
Pathward Financial operates in a highly competitive industry for executive talent, so we structure Pathward Financial’s pay program to attract, motivate and retain the critical talent it needs to deliver on its business strategy. We value feedback from our stockholders and continue to take actions to improve Pathward Financial’s pay program and enhance its compensation disclosure. We ask that you consider our overall approach to executive pay as you assess our pay program and its relationship to our strong performance this past year. We appreciate your continued support.
Respectfully,
Pathward Financial, Inc. Compensation Committee

RONALD D. MCCRAY	ELIZABETH G. HOOPLE	LIZABETH H. ZLATKUS
CHAIR
January 14, 2026

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Compensation Discussion and Analysis for Fiscal Year 2025
The Compensation Committee of the Board has designed Pathward Financial’s executive compensation program to incent continued growth in stockholder value and retain key talent in the extremely competitive markets in which Pathward Financial does business. This Compensation Discussion and Analysis discusses the material elements of compensation for Pathward Financial’s named executive officers or “NEOs” for fiscal year 2025 and explains the Compensation Committee’s decisions.
NAMED EXECUTIVE OFFICERS
Our NEOs for fiscal year 2025 are shown below, and they include our CEO, CFO, and the next three most highly compensated executive officers who were employed by Pathward Financial at the end of the fiscal year.

BRETT L. PHARR	GREGORY A. SIGRIST	ANTHONY M. SHARETT	CHARLES C. INGRAM	NADIA A. DOMBROWSKI
Chief Executive Officer	Executive Vice President and Chief Financial Officer	President	Executive Vice President and Chief Information and Operations Officer	Executive Vice President and Chief Legal and Administrative Officer
EXECUTIVE SUMMARY
Earned compensation for our NEOs is directly correlated to our performance. The 70% portion of annual incentive awards which is contingent on financial results was earned at 129% of target levels for fiscal year 2025, reflecting strong performance on the financial metrics relative to the goals set at the start of the fiscal year. The Board and leadership team are particularly appreciative of our employees’ talents and efforts that yielded these financial results, while we were also navigating ongoing challenges due to industry and economic conditions and continuing to execute our strategy.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
COMPENSATION ELEMENTS
For fiscal year 2025, the principal direct compensation components for the NEOs were base salary, annual incentive awards and long-term incentive awards. The following table shows the objectives and key features of each compensation element.

		Pay Element	How Delivered	Objective	Key Features

◀ FIXED ▶	Short-Term	Base salary	▶Cash	▶Reward individual executive officers based on their qualifications, experience, and the value of the position to the organization	▶Targets near market 50th percentile, with actual salaries above or below that level to reflect each individual’s performance, business impact, internal equity, and other factors

◀ AT RISK / VARIABLE ▶		Annual incentive awards	▶Cash	▶Reward executive officers for Pathward Financial’s annual performance compared to predefined corporate financial goals ▶Reward executive officers for achieving strategic and individual goals
▶Financial results account for 70% of total target award, weighted between net income (45%) and return on assets (25%), with the remaining 30% based on a strategic/individual assessment of individual performance

	Long-Term	Long-term incentive awards	▶Performance shares ▶Restricted stock units
▶Reward executive officers for Pathward Financial’s long-term performance compared to predefined corporate financial goals, while recognizing ongoing economic and industry uncertainty
▶Align executive officers’ interests with multi-year stockholders’ interests
▶Facilitate retention

▶For fiscal year 2025, performance shares were based on cumulative three-year EPS and relative TSR results against target metrics. Earned shares cliff vest upon completion of the three-year assessment period
▶Time-vesting restricted stock units with annual vesting over three years

FISCAL YEAR 2025 PERFORMANCE RESULTS AND PAY OUTCOMES
Consistent with Pathward Financial’s focus on aligning pay and performance, a majority of the annual pay opportunity for NEOs is based on the achievement of specific company financial goals and other important strategic and individual measures and contributions.
The earning and payout of incentive awards (primarily in the form of equity for the CEO) to the NEOs reflects actual performance results achieved for the fiscal year. For fiscal year 2025, payouts under the annual incentive award plans for financial results were earned at 129% of target levels.
A significant portion of each executive officer’s target total compensation package is driven by performance-based compensation components to align their interests with those of our stockholders and to reward them for executing the business strategy to increase the value of Pathward Financial. As shown in the following graphic, 82% of target compensation for the CEO, and 65% of target compensation (on average) for the other NEOs, was performance-based and at-risk for fiscal year 2025.

36 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
FY2025 Target Compensation Mix

CEO

Long-Term Incentive
64%
18%
Base Salary
82%
OF PAY AT-RISK
18%
Target Annual Incentive

Average Other NEOs

Long-Term Incentive
39%
Base Salary
35%
65%
OF PAY AT-RISK
Target Annual Incentive
26%

Say-on-Pay
The Compensation Committee regularly considers the long-term interests of Pathward Financial’s stockholders in developing and administering the executive compensation and benefits program. This analysis is informed by the annual Say-on-Pay vote and periodic discussions with stockholders. At the 2025 Annual Meeting, 98% of the shares voted were in support of our “Say-on-Pay” proposal, similar to the level of support at the 2024 Annual Meeting.
Historical Say-on-Pay: 97.9% Average Stockholder Approval over Last 3 Years
PAY AND GOVERNANCE POLICIES AND PRACTICES
Because the Compensation Committee and the Board value input from stockholders, we strive to ensure a constructive dialog on both executive compensation and corporate governance. For example, the Compensation Committee analyzes the results of the advisory Say-on-Pay vote from the prior year’s annual meeting of stockholders as one of many important considerations in reviewing the current officer pay programs and planning for the upcoming year.

Our approach to compensation is intended to encourage and reward executive officers for achieving and maintaining superior levels of performance that contribute to long-term stockholder value, while also complying with the federal rules and regulations governing financial institutions.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 37

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
As a result, the Compensation Committee regularly reviews our pay and governance programs with our independent compensation consultant and has adopted the following market executive pay and governance practices and policies:

▶Executive pay is linked to company performance through annual cash and long-term equity incentive awards.	▶Executive officers must meet and maintain market-competitive minimum stock ownership requirements.
▶Target compensation includes a mix of annual and long-term incentives, cash and equity components, and fixed and variable pay.
▶NEOs do not have employment agreements and certain of our equity award grant agreements include double-trigger change-in-control provisions.

▶Incentive financial target goals are set at the start of the performance period at levels intended to be challenging but achievable and to tie accountability to our budget/long-term strategic plan. Executive pay and company performance are reviewed and compared to a relevant peer group of companies and other comparable companies that are regularly reviewed and updated as necessary.

What We Do

Link over 50% of NEO target pay to company performance through annual cash and at-risk long-term equity incentive awards
Balance annual cash and long-term equity incentives and fixed and variable pay
Compare executive compensation and company performance to relevant peer group companies
Require executive officers to meet minimum stock ownership requirements
Provide limited perquisites
Hire independent compensation consultants to advise the Compensation Committee and promote best governance practices
Consider both Pathward Financial and individual performance results to ensure differentiated effort and results are appropriately rewarded
Have robust clawback policies

What We Don’t Do

No pay policies or practices that pose material adverse risk to Pathward Financial

No excise tax gross-ups related to change-in-control transactions

No minimum guaranteed cash performance-based incentive awards for regular incentive cycles

No hedging or pledging of Pathward Financial Common Stock by officers and non-employee directors

Compensation-Setting Process
Role of the Compensation Committee
The Compensation Committee reviews and approves annual salaries, annual cash incentive awards, and long-term equity incentive awards granted and paid to Pathward Financial’s executive officers, including the NEOs. The Compensation Committee reviews and considers equity compensation programs as it deems appropriate, with grants made under the 2023 Omnibus Incentive Plan (the "2023 Omnibus Incentive Plan").
The compensation approval process generally occurs between the last two months of the prior fiscal year and the first two months of the current fiscal year. Base salary adjustments and changes to target incentive award multiples are based on:
▶individual performance evaluations, unique or specialized skills and responsibilities;
▶the relevant metrics for company performance;
▶internal equity; and
▶updated available market compensation data regarding comparable positions.
Cash and equity incentive award payouts, after completion of the specified performance assessment periods, are awarded by the Compensation Committee.

38 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Role of the Compensation Consultant
Since May 2019, the Compensation Committee has engaged Pay Governance LLC (“Pay Governance”) on an annual basis as its independent compensation consultant to assist with executive and non-employee director compensation. Pay Governance helped the Compensation Committee prepare for fiscal year 2025 executive compensation decisions by:
▶reviewing the pay peer group;
▶assessing executive officer and non-employee director pay against the peer group and other comparable companies;
▶analyzing the annual cash and long-term equity incentive award plans; and
▶summarizing current market trends.
The Compensation Committee assessed Pay Governance’s independence in fiscal year 2025 and considers them to be independent with no conflicts of interest.
Competitive Assessment
Pathward Financial generally targets total pay opportunities within a competitive range near the 50th percentile for comparable companies for experienced executive officers who consistently meet performance expectations. Ultimate compensation positioning varies based on performance, experience, future potential, internal equity and other considerations, including specific individual factors. For example:
▶target pay opportunities for newly promoted executive officers and those with less experience typically are below the market 50th percentile;
▶target pay opportunities for executives with significant experience, specialized skills and other unique characteristics typically are higher than the market 50th percentile; and
▶actual incentive award payouts will vary from the target pay opportunities based on company and individual performance.
Recent annual incentive payouts reflect the outcome of our pay-for-performance philosophy, with payouts, as a percentage of target, varying commensurate with performance results relative to goals set at the start of the year. The last five years have yielded annual incentive payouts ranging from 90%-185% of target.
For assistance with setting fiscal year 2025 target pay levels, the Compensation Committee reviewed the target pay levels for a pay peer group developed with the input of Pay Governance and broader fintech industry data at comparable companies provided by Aon. Selection of the comparator companies considered various factors, including:
▶Industry
▶Business mix
▶Location
▶Size (assets and market capitalization).
Following the sale of our community bank division to Central Bank in 2020, Pathward no longer has any traditional branch-based operations. This completed our shift from a traditional regional bank to a more diverse and complex national bank with a focus on financial technology that has different talent requirements. Given that the changes to Pathward Financial’s business model have occurred recently, there may be some differences to the comparator groups used by some institutional investors and proxy advisory firms. However, Pathward Financial believes the relevant market for talent to execute Pathward Financial’s business strategy is a peer group of direct competitors and other comparable companies that have similar commercial finance and payment businesses. For our fiscal year 2025 peer group, we removed two companies from our prior year peer group that are no longer publicly traded on major stock exchanges (CURO Group Holdings and MoneyGram International) ) and added two new companies (Cass Information Systems and Merchants Bancorp). Our peer group is one of several reference points used to help develop the fiscal year 2025 executive compensation program.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 39

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Pathward Positioning Relative to Peers(1)
(1)Reflects our fiscal year-end results as of September 30, 2025 and reflects our market cap as of September 30, 2025
Fiscal Year 2025 Peer Group

▶ACI Worldwide, Inc. (ACIW)	▶Enova International, Inc. (ENVA)	▶Merchants Bancorp (MBIEV)
▶Atlanticus Holdings Corporation (ATLC)	▶Equity Bancshares, Inc. (EQBK)	▶The Bancorp, Inc. (TBBK)
▶Axos Financial, Inc. (AX)	▶Green Dot Corporation (GDOT)	▶Triumph Financial, Inc. (TFIN)
▶Cass Information Systems, Inc. (CASS)	▶LendingClub Corporation (LC)	▶World Acceptance Corporation (WRLD)
▶Customers Bancorp, Inc. (CUBI)	▶Live Oak Bancshares, Inc. (LOB)	▶WSFS Financial Corporation (WSFS)
Executive Compensation for Fiscal Year 2025
For fiscal year 2025, the components of compensation for our NEOs were:

BASE SALARY	ANNUAL CASH INVENTIVE AWARDS	LONG-TERM EQUITY INCENTIVE AWARDS	RETIREMENT AND OTHER BENEFITS	LIMITED PERQUISITES AND OTHER PERSONAL BENEFITS

Base Salary
The Compensation Committee generally targets executive salaries to be within a competitive range of the 50th percentile of the market, considering each executive officer’s position, experience, demonstrated abilities, level of achievement, anticipated future performance, internal pay equity and other factors. For this purpose, the Compensation Committee’s review of the executive officer’s individual performance includes factors that demonstrate conformity with the responsibility for the safe and sound operation of a financial institution. The relevance of specific factors varies based on the individual position, but includes items such as compliance with internal policies, compliance with accepted business practices, compliance with regulatory requirements, observed leadership and administrative abilities, level of technical competence demonstrated in carrying out the responsibilities of the position, and ability to plan for and respond to changing circumstances.
Base salaries are reviewed annually, and the Compensation Committee makes adjustments if appropriate.
For fiscal year 2025, NEO salaries were changed primarily to reflect market-based merit salary increases, as follows:

Named Executive Officer	Fiscal Year 2024 Salary ($)	Fiscal Year 2025 Salary ($)	% Change
Brett L. Pharr	728,000	760,000	4%
Gregory A. Sigrist	500,000(1)	540,000	8%
Anthony M. Sharett	540,000	560,000	4%
Charles C. Ingram	480,000	500,000	4%
Nadia A. Dombrowski	520,000	540,000	4%
(1)Sigrist joined the Company November 1, 2023, and received a prorated base salary for fiscal year 2024. Please see below under "Summary Compensation Table" for the amount of base salary actually earned by Sigrist in fiscal year 2024.

40 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Annual Incentive Awards
The objective of the annual cash incentive program is to align payouts with our annual financial performance results, strategic execution and individual performance.
For each of the NEOs, the Compensation Committee sets a threshold, target, and maximum aggregate amount of annual incentive compensation as a percentage of base salary based on market competitiveness, internal equity, level of responsibility and other factors. All of the NEOs’ annual awards are contingent on meeting corporate financial goals (weighted 70%) and strategic/individual goals (weighted 30%).
The threshold, target, and maximum award opportunities for the NEOs are shown below:
Potential Annual Incentive Awards as a Percentage of Base Salary

Named Executive Officer	Threshold	Target	Maximum
Brett L. Pharr	50.00%	100.00%	185.00%
Gregory A. Sigrist	42.50%	85.00%	157.25%
Anthony M. Sharett	45.00%	90.00%	166.50%
Charles C. Ingram	35.00%	70.00%	129.50%
Nadia A. Dombrowski	35.00%	70.00%	129.50%
ANNUAL INCENTIVE PERFORMANCE METRICS
For fiscal year 2025, annual incentive awards were determined based on the same metrics as the prior year, described below.

Performance Metric	Weighting	Why Metric Was Chosen
Net Income		This is a foundational measure of our overall profitability.
Return On Assets		This efficiency measure is used to ensure that our investments achieve desired returns, reflecting our net income divided by average total assets.
Strategic/Individual		This component allows the Compensation Committee to qualitatively evaluate the management team on a number of strategic/individual measures on a discretionary basis, without allocating any specific percentages to these factors.
Any annual incentive earned is paid entirely in cash for all NEOs.
Special circumstances may arise that merit discretionary adjustments that vary from the plan design of awards, such as if the performance of a single department disproportionately impacts the results for executive officers in other departments. The Compensation Committee will document the specific rationale for any such adjustments and share that information with the affected executive officer(s). There were no discretionary adjustments that varied from the plan design for fiscal year 2025.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 41

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
PERFORMANCE GOALS AND ACTUAL PERFORMANCE
The Compensation Committee established threshold, target, and maximum goals for Pathward Financial’s financial performance metrics, which provide 70% of the target incentive award opportunity. Target goals for these metrics were based on our long-term strategic plan. After comparing these performance goals to Pathward Financial’s actual fiscal year 2025 results for Net Income and Return on Assets (shown below), the Compensation Committee determined that performance was achieved at 129% of target for the weighted achievement of the financial measures as shown below.
COMPANY PERFORMANCE MULTIPLIER CALCULATION

Metric	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Weighting	Payout Level*
Net Income (dollars in thousands)					132%
Return on Assets					123%
	Weighted Payout for Company Financial Performance				129%
*    When performance falls between two goal levels, the payout is calculated by linear interpolation.
The strategic/individual component provides the remaining 30% of the annual incentive awards and reflects a qualitative assessment of other financial, operational, and individual performance factors, including sustainability. The strategic/individual payout levels reflect consideration by the Compensation Committee and the CEO (except with respect to his own award) of various factors such as their contribution to company, business unit and functional results. In developing the payouts, the Compensation Committee considered the individual performance assessments which covered key categories, as relevant for the officer, such as:
▶Mission and Vision
▶Enterprise Performance
▶Business/Functional Unit
▶Leadership and Influence
Final assessments also considered challenges and opportunities arising during the year and the individual’s contributions to solutions, actions and other steps to best support Pathward Financial’s strategy, needs and objectives. To determine the CEO’s annual incentive award, the Board discussed the CEO’s performance during a meeting without the CEO in attendance.

Named Executive Officer	Strategic/Individual Payout Multiplier (30% of Award Total)	Company Payout Multiplier (70% of Award Total)	Total Payout Multiplier
Brett L. Pharr	115%	129%	125% of target
Gregory A. Sigrist	120%		126% of target
Anthony M. Sharett	120%		126% of target
Charles C. Ingram	135%		131% of target
Nadia A. Dombrowski	100%		120% of target

42 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
ANNUAL INCENTIVE AWARD PAYOUTS
The total incentive awards paid to the NEOs for fiscal year 2025 are shown below.

Named Executive Officer	Base Salary* ($)	Target Incentive Level (Percentage of Base Salary)	Payout Multiplier	Actual Total Incentive* ($)
Brett L. Pharr	760	100%	125%	948
Gregory A. Sigrist	540	85%	126%	580
Anthony M. Sharett	560	90%	126%	636
Charles C. Ingram	500	70%	131%	458
Nadia A. Dombrowski	540	70%	120%	455
*    Dollar values are in thousands and rounded.
Long-Term Incentive Awards
For fiscal year 2025, all of the NEOs received the same types of long-term incentive ("LTI") awards, with the award opportunity designed as shown below.

Type of Equity	Portion of Target LTI Opportunity	Potential Award Amount	Vesting Terms	Performance Metrics
Restricted Stock Units	50%	100%	Vest annually over three years in equal installments	N/A
Performance Shares	50%	0 to 200% of target	Cliff vest (to the extent earned) after completion of the three-year performance period	Equally weighted cumulative, three-year EPS and relative TSR goals
RESTRICTED STOCK UNITS
Before fiscal year 2025, our long-term incentive compensation awards included performance-contingent restricted stock awards with annual vesting over three years subject to achievement of minimum annual capital goals each year. Effective for the fiscal year 2025 equity grants, we changed this portion of the long-term incentive awards to more standard time-vesting restricted stock units ("RSUs") vesting annually over three years. We believe this design better aligns with typical market practice while continuing to encourage retention and aligning award recipients with longer-term stockholder interests. The performance-contingent restricted stock awards granted for fiscal years 2023 and 2024 include an annual measurement of Pathward's regulatory capital ratios, which must meet capital requirements under the Basel III capital rules for the measurement period of the four quarters ending June 30 preceding the respective vesting date in order for the annual tranche of each award to become vested. That annual capital goal requirement was achieved for fiscal year 2025.
PERFORMANCE SHARES
Fiscal Year 2025 PSU Awards
Performance shares (also referred to in this proxy statement as “PSUs”) have represented a key portion of our annual long-term incentive awards for the NEOs for the last several fiscal years. As part of our multi-year journey to implement a more traditional long-term incentive design structure with a focus on tying executive pay with company performance, and to drive shareholder value effectively, we updated the design of the fiscal year 2025 PSUs. Specifically, we added a relative total shareholder return ("TSR") metric, weighted equally with EPS. We also updated the EPS metric to use a cumulative three-year goal set at the time the award was granted, rather than using annually set EPS goals throughout the performance period, as applied under the fiscal year 2023 and 2024 PSUs. The 50% relative TSR portion of the fiscal year 2025 PSUs will be earned based on the Company's three-year relative TSR vs. the companies in the SPDR S&P Regional Banking ETF, per the schedule below.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 43

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Performance Level	3-Year Relative TSR Ranking	Payout (% of Target)
Threshold	35th Percentile	50%
Target	60th Percentile	100%
Maximum	85th Percentile	200%
Performance between these levels will be interpolated on a straight-line basis. If the Company's TSR is negative, the payout percentage is capped at target irrespective of the Relative TSR ranking. As shown above, the Company requires higher performance to earn payouts at all performance levels compared to prevalent market practices, which reinforces the Company's pay for performance philosophy.
Our Compensation Committee has determined not to disclose target performance levels for the EPS metric in accordance with SEC rules. When setting such target levels, our Compensation Committee determined they are aggressive, yet achievable. We plan to disclose the performance targets and actuals at the conclusion of the performance period.
Fiscal Year 2023 and 2024 PSU Awards
Performance shares granted for fiscal years 2023 and 2024 become earned based on achievement of EPS performance goals over the applicable three-year performance period. EPS was identified as the best measure for assessing our success in delivering long-term profitable growth. Due to our ongoing business transformation, several key leadership changes, and continued economic and industry uncertainty, we set EPS goals at the start of each fiscal year, which reflects the challenges of setting reasonable multi-year goals. The number of shares earned are determined at the end of the three-year period based on the average of the three years’ payout factors resulting from EPS goal achievement.
Both outstanding performance share awards included an EPS performance goal established for fiscal year 2025. The EPS target goal was based on our fiscal year 2025 long-term strategic plan. The EPS threshold goal was set at a level that the Compensation Committee determined would warrant an award of 50% of target and the maximum goal was set at a significant stretch level warranting a payout of 200% of target. The payout percentage will be interpolated for performance between levels (if above threshold). A similar process was followed for setting the goals since fiscal year 2021.
After comparing the EPS performance goals to Pathward Financial’s actual fiscal year 2025 results (shown below), the Compensation Committee determined that performance was achieved at 143% of target.
Fiscal Year 2025 EPS Performance Goals and Results (applicable to Fiscal Year 2023 and 2024 PSU Awards)

Metric	Threshold	Target	Maximum	Weighting
Fiscal Year 2025 EPS
The following sections show the final performance and payout results for the fiscal year 2023 performance share units ("PSUs") and the performance status for the fiscal year 2024 PSUs through the end of the last fiscal year.
Fiscal Year 2023 Performance Share Units: Goals and Results (Through End of Last Fiscal Year)
The fiscal year 2023 PSUs completed their three-year performance period at the end of fiscal year 2025, and based on EPS performance over that period, the award was earned at 133% of target. The following tables detail the performance results and the number of shares earned for the participating NEOs.

44 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Goals	Fiscal Year	Performance Goals			Actual Results	Percentage of Target Earned
		Threshold	Target	Maximum
Earnings Per Share (100%)	2023	$4.37	$5.46	$6.55	$5.24	90%
	2024	$5.08	$6.35	$7.62	$7.20	167%
	2025	$5.80	$7.25	$8.70	$7.87	143%
3-year Average Percentage of Target Earned						133%
The target number of fiscal year 2023 PSUs and actual number of shares earned based on the payout percentage shown above for each participating NEO are shown below.

Named Executive Officer(1)	Target Number of FY2023 PSUs	Actual Number of FY2023 PSUs Earned(2)
Brett L. Pharr	26,963	35,915
Anthony M. Sharett	10,683	14,230
Charles C. Ingram	3,544	4,721
Nadia A. Dombrowski	3,544	4,721
(1)Sigrist joined the Company in November 2023 and did not receive FY2023 PSUs.
(2)Amounts shown are before the recovery of certain erroneously awarded compensation from prior awards. See "Recovery of Erroneously Awarded Compensation" below.
Fiscal Year 2024 Performance Share Units: Goals and Results (Through End of Last Fiscal Year)

Goals	Fiscal Year	Performance Goals			Actual Results	Percentage of Target Earned
		Threshold	Target	Maximum
Earnings Per Share (100%)	2024	$5.08	$6.35	$7.62	$7.20	167%
	2025	$5.80	$7.25	$8.70	$7.87	143%
	2026	TBD	TBD	TBD	TBD	TBD
3-year Average Percentage of Target Earned						TBD
Fiscal Year 2026 Long-Term Incentive Awards
For the long-term incentive program for fiscal year 2026, the Compensation Committee has determined to further emphasize the focus on long-term performance by changing the weighting of PSUs v. RSUs. For fiscal year 2026, 60% of the target award has been granted as PSUs (up from 50%) and 40% of the target award has been granted as time-vesting RSUs (down from 50%). The PSUs continued to have performance goals based on three-year relative TSR and EPS performance.
Target Pay Setting and Performance Alignment
The past several years have been a period of significant change for Pathward Financial. In 2020, we finalized the sale of our community banking division to Central Bank, shifting from a traditional regional bank into a national bank with a focus on financial technology that supports financial inclusion. During this time, the scale of our commercial finance operations evolved significantly with the acquisition of Crestmark and its support for our financial technology and digital evolution.
Additionally, our leadership team has changed significantly. Brett Pharr, our CEO since October 1, 2021, is leading us into a new era of profitable growth. This change—from a traditional regional bank into a contemporary financial technology company—is aptly captured in our naming and rebranding as Pathward Financial. Driven by this mission, our executive officer compensation and incentive plans reflect our focus on creating long-term stakeholder value through financial and operational execution.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 45

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
INCENTIVE GOAL-SETTING
Under our annual incentive plan and PSU awards, we set a range of performance goals for the financial measures and corresponding award opportunities at the start of the performance period. Target goals are intended to be challenging but achievable and to tie accountability to our budget/long-term strategic plan and when earned at target, result in payouts that approximate market median levels. Endpoints of the goal ranges and incentive award opportunities are also set with threshold representing the starting point for earning incentive payouts and awards capped at a maximum.
RETIREMENT AND OTHER BENEFITS
During fiscal year 2025, most Pathward, N.A. employees, including the NEOs, participated in the Pathward, N.A. National Association 401(k) Plan (the “401(k) Plan”). The 401(k) Plan provides a 6% match, subject to Internal Revenue Service required limits for tax qualified plans.
The NEOs and many other senior level employees also participated in our Non-Qualified Deferred Compensation Plan (the “NQDC Plan”). The NQDC Plan is a supplemental benefit plan that provides for employer contributions to the extent the Internal Revenue Code limits the amounts that may be contributed to a participant’s qualified retirement plan account. Benefits payable under the NQDC Plan are designed to be taxable as ordinary income at the time of distribution. For additional details, see “Nonqualified Deferred Compensation Plans for Fiscal Year 2024.”
Pathward Financial provides competitive core health and welfare benefits to all employees, including the executive officers. Consistent with our pay-for-performance philosophy, we generally choose not to emphasize supplemental benefits for executive officers, preferring to emphasize incentive award opportunities.
PERQUISITES AND OTHER PERSONAL BENEFITS
Due to our emphasis on performance-based pay, particularly long-term incentives, we provide the NEOs with limited perquisites and other personal benefits that the Compensation Committee believes are reasonable and consistent with Pathward Financial’s overall compensation program. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs.
Attributed costs of the perquisites and personal benefits for the NEOs for fiscal year 2025, such as executive physicals, are included in the All Other Compensation column of the “Summary Compensation Table” below. These amounts are taxable income to the recipients. Pathward Financial generally receives a corresponding compensation deduction (subject to the limitations of Internal Revenue Code Section 162(m) described below).
COMPENSATION RISK ANALYSIS
The Compensation Committee has reviewed Pathward Financial’s compensation practices to ensure that the compensation structure, as designed and executed, does not motivate excessive risk-taking that could have a material adverse effect on Pathward Financial. After conducting the review, which included a summary analysis by the independent consultant, the Compensation Committee concluded that Pathward Financial’s incentive programs do not motivate or encourage unnecessary or excessive risk-taking. This conclusion reflected a review of various factors, such as:
▶Pathward Financial’s balanced pay philosophy;
▶use of multiple incentive award types and performance measures aligned to company strategy, including the equity-based LTI that rewards performance over a three-year period;
▶inclusion of caps on potential incentive payouts;
▶stock ownership guidelines; and
▶robust clawback policies.
The Compensation Committee will continue to review and monitor our compensation programs to ensure they do not motivate excessive risk-taking that could have a material adverse effect on Pathward Financial.

46 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
COMPENSATION-RELATED POLICIES
Stock Ownership Guidelines
Pathward Financial has adopted stock ownership guidelines that require executive officers to hold equity valued at a specified multiple of annual base salary. Executive officers have five years from the date they become subject to these guidelines to comply. Holdings counted toward the guidelines include:
(1)shares of stock owned individually and by immediate family members residing in the same household;
(2)shares held in trust for the benefit of the executive officer or his or her immediate family residing in the same household;
(3)shares held through Pathward Financial’s benefit plans; and
(4)unvested time-vesting restricted stock and stock units granted under the applicable omnibus incentive plan (including performance contingent restricted stock awards that vest based on continued employment and meeting future minimum capital goals).
All the NEOs whose employment is continuing as of fiscal year end 2025 have either achieved, or are making appropriate progress toward, their minimum stock ownership requirement. The following table shows the actual stock ownership level as a multiple of salary for the NEOs.

Named Executive Officer	Stock Ownership Target as a Multiple of Salary	Actual Stock Ownership as a Multiple of Salary (Excluding PSUs)(1)	Actual Stock Ownership as a Multiple of Salary (Including PSUs)(2)(3)
Brett L. Pharr	5x	7.0x	15.9x
Gregory A. Sigrist	3x	2.1x	5.0x
Anthony M. Sharett	3x	5.3x	9.6x
Charles C. Ingram	1x	4.0x	5.8x
Nadia A. Dombrowski	1x	1.8x	3.5x
(1)Calculated as of September 30, 2025 in accordance with the stock ownership guidelines, which exclude outstanding PSUs.
(2)Calculated as of September 30, 2025 as if outstanding PSUs were included in the stock ownership guidelines and assuming target performance for the PSUs. While outstanding PSUs are excluded under the stock ownership guidelines, they are a significant portion of NEO pay under the Company’s executive compensation program and are intended to align NEO interests with the interests of long-term stockholders and the Company. PSUs are therefore relevant to understanding an NEO’s actual individual stake in Pathward Financial’s success at any given time.
(3)Amounts shown are before the recovery of certain erroneously awarded compensation from prior awards. See "Recovery of Erroneously Awarded Compensation" below.
Clawback Policies
Pathward Financial has two “clawback” policies that apply to our officers. The first policy (which we refer to as our "Dodd-Frank Clawback Policy"), which became effective on October 2, 2023 and is intended to comply with the requirements of Exchange Act Rule 10D-1 and any implementing regulations adopted by NASDAQ, applies if Pathward Financial is required to prepare an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. This policy requires certain incentive compensation that was received after the policy’s effective date and erroneously awarded based on the restated financial results to be promptly repaid. The second policy applies if an officer engages in certain “detrimental conduct” (as defined in the policy) that does not result in an accounting restatement. In that case, Pathward Financial may seek recovery of any incentive-based compensation that was received by the executive during the period of misconduct, including time-vesting equity awards. In August 2025, Pathward Financial was required to file an accounting restatement, resulting in erroneously awarded compensation to certain covered officers under the Dodd-Frank Clawback Policy. See “Recovery of Erroneously Awarded Compensation” below for additional details.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 47

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Insider Trading Policy
The Company has an Insider Trading Policy governing the purchase, sale and other dispositions of the Company's securities that applies to all Company personnel, including directors, officers, employees and other covered persons. The Company believes that its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to the Company. Pathward Financial's Insider Trading Policy is filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended September 30, 2025.
No Pledging and Hedging of Company Stock
Pursuant to Pathward Financial’s Insider Trading Policy, directors, executive officers and certain other employees and other individuals, including contractors and consultants, who have access to material non-public information concerning Pathward Financial, are prohibited from engaging in short-term transactions involving, and short sales of, Pathward Financial Common Stock. These specified individuals also are prohibited from purchasing Pathward Financial Common Stock on margin, borrowing against Pathward Financial Common Stock held in a margin account, pledging Pathward Financial Common Stock as collateral for a loan, or engaging in any transactions to hedge or offset any decrease in the market value of Pathward Financial Common Stock. For any covered individual, these restrictions extend to family members, other individuals living in the same household, and entities over which they exercise control.
Tax Considerations
Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to certain covered employees (generally including the NEOs) in any calendar year. As a result, compensation paid in excess of $1 million to our NEOs, generally, will not be deductible. The Compensation Committee designs compensation programs that are intended to be in the best long-term interests of Pathward Financial and our stockholders, with deductibility of compensation being one of several factors taken into account.
POST-EMPLOYMENT: CHANGE IN CONTROL AND SEVERANCE ARRANGEMENTS
Under the terms of Pathward Financial’s equity-based compensation plans and severance policies that were effective as of September 30, 2025, including the Executive Severance Pay Policy, the NEOs are entitled to payments and benefits on the occurrence of specified events, including termination of employment and a change in control of Pathward Financial. The Compensation Committee analyzed the terms of similar arrangements for comparable executive officers at Pathward Financial’s peers in determining an appropriate level of compensation and benefits in the event of a change in control or separation of employment. Additionally, the Compensation Committee considered market practices and recommended pay practices by institutional investor advisory firms, including requiring double triggers for certain severance benefits and vesting of equity.
An estimate of the compensation that would have been payable to each NEO had change-in-control terms been triggered as of the 2025 fiscal-year end under Pathward Financial’s Executive Severance Pay Policy is described in the section entitled “Potential Payments Upon Termination or Change in Control.”

48 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
Compensation Tables
The following table sets forth compensation information for each of the fiscal years ended September 30, 2023, 2024, and 2025, for Pathward Financial’s NEOs, as applicable.
SUMMARY COMPENSATION TABLE

Name and Principal Position(1)	Year	Salary ($)	Bonus(2) ($)	Stock Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Brett L. Pharr CEO	2025	755,077	—	2,772,857	948,334	162,545	4,638,813
	2024	728,000	—	2,548,025	928,717	129,764	4,334,506
	2023	700,000	—	2,100,013	947,800	136,318	3,884,131
Gregory A. Sigrist EVP and CFO	2025	533,846	—	900,698	579,629	45,143	2,059,316
	2024	438,462	274,688	1,171,892	529,427	26,454	2,440,923
Anthony M. Sharett President	2025	556,923	—	933,973	636,455	87,240	2,214,591
	2024	540,000	—	864,018	619,995	83,838	2,107,851
	2023	520,000	—	832,034	612,612	80,321	2,044,967
Charles C. Ingram EVP and Chief Information and Operations Officer	2025	496,923	—	443,037	457,733	72,833	1,470,526
	2024	480,000	—	336,054	418,559	62,333	1,296,946
	2023	460,000	—	276,012	431,158	67,162	1,234,332
Nadia A. Dombrowski EVP and Chief Legal and Administrative Officer	2025	536,923	—	393,988	454,662	70,276	1,455,849
	2024	520,000	—	364,046	475,278	44,248	1,403,572
	2023	480,000	—	276,012	473,900	18,673	1,248,585
(1)The positions listed were those held as of September 30, 2025.
(2)The amounts listed include certain new hire and retention cash bonuses. See the Compensation Discussion and Analysis for the corresponding fiscal year for additional information.
(3)The amounts included under the Stock Awards column reflect the grant date fair value of stock awards granted in the fiscal year indicated computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used in the calculation of these amounts are disclosed in Note 13 to the Consolidated Financial Statements included in our fiscal year 2025 Annual Report on Form 10-K, except as otherwise provided below. For additional information about the awards granted in fiscal year 2025, see the Grants of Plan-Based Awards Table.
▶PSUs granted in a fiscal year, to the extent subject to a "performance condition" within the meaning of FASB ASC Topic 718, are included based on the assumption that target performance is probable as of the grant date. For the PSUs granted for fiscal year 2025, only the portion of the award to be earned based on EPS performance is considered subject to a performance condition. The portion of those PSUs to be earned based on relative TSR is subject to a "market condition" within the meaning of FASB ASC Topic 718 and are included based on the calculated grant date fair value as described in Note 13 of the Form 10-K noted above. For the portion of the fiscal year 2025 PSUs to be earned based on EPS, the grant date value assuming target performance and maximum (200%) performance are as follows: Pharr, $665,000 (target) and $1,330,000 (maximum); Sigrist, $216,000 (target) and $432,000 (maximum); Sharett, $224,000 (target) and $448,000 (maximum); Ingram, $106,250 (target) and $212,500 (maximum); Dombrowski, $94,500 (target) and $189,000 (maximum).
▶Performance contingent restricted stock awards for fiscal years 2023 and 2024 are included upon the assumption that it is probable the applicable capital goals will be achieved.
(4)Amounts included under the Non-Equity Incentive Compensation column reflect the annual incentive award earned for the fiscal year indicated. As discussed in the Compensation Discussion and Analysis, the entire annual incentive award that is earned is delivered as a cash award.
(5)The following provides additional information about amounts included in the All Other Compensation column for fiscal year 2025.
▶For Pharr, the amount includes $137,221 as a company contribution to the NQDC Plan, $21,600 as a company contribution to the Pathward National Association 401(k) Plan, and $3,724 in dividends paid on unvested restricted stock shares.
▶For Sigrist, the amount includes $21,600 as a company contribution to the Pathward National Association 401(k) Plan, $23,019 as a company contribution to the NQDC Plan, and $524 in dividends paid on unvested restricted stock shares.
▶For Sharett, the amount includes $71,529 as a company contribution to the NQDC Plan, $14,236 as a company contribution to the Pathward National Association 401(k) Plan, and $1,475 in dividends paid on unvested restricted stock shares.
▶For Ingram, the amount includes $51,457 as a company contribution to the NQDC Plan, $20,700 as a company contribution to the Pathward National Association 401(k) Plan, and $676 in dividends paid on unvested restricted stock shares.
▶For Dombrowski, the amount includes $47,934 as a company contribution to the NQDC Plan, $21,600 as a company contribution to the Pathward National Association 401(k) Plan, and $742 in dividends paid on unvested restricted stock shares.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 49

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
GRANTS OF PLAN BASED AWARDS
The following table sets forth information concerning awards made during the fiscal year ended September 30, 2025, for Pathward Financial’s NEOs. All equity awards were granted under the 2023 Omnibus Incentive Plan.

		Cash					Equity
Name	Type of Award(2)	Grant Date		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units(5) (#)	Grant Date Fair Value of Stock and Option Awards(6) ($)
			Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Brett L. Pharr	FY25PSU- EPS	11/15/2024	10/29/2024				4,219	8,438	16,877		664,978
	FY25PSU- TSR	11/15/2024	10/29/2024				4,219	8,438	16,877		777,899
	FY25RSU	11/15/2024	10/29/2024							16,702	1,329,980
	CASH			380,000	760,000	1,406,000
Gregory A. Sigrist	FY25PSU- EPS	11/15/2024	10/29/2024				1,370	2,741	5,482		216,012
	FY25PSU- TSR	11/15/2024	10/29/2024				1,370	2,741	5,482		252,693
	FY25RSU	11/15/2024	10/29/2024							5,425	431,993
	CASH			229,500	459,000	849,150
Anthony M. Sharett	FY25PSU- EPS	11/15/2024	10/29/2024				1,421	2,842	5,685		223,971
	FY25PSU- TSR	11/15/2024	10/29/2024				1,421	2,842	5,685		262,004
	FY25RSU	11/15/2024	10/29/2024							5,626	447,998
	CASH			252,000	504,000	932,400
Charles C. Ingram	FY25PSU- EPS	11/15/2024	10/29/2024				674	1,348	2,696		106,233
	FY25PSU- TSR	11/15/2024	10/29/2024				674	1,348	2,696		124,272
	FY25RSU	11/15/2024	10/29/2024							2,669	212,532
	CASH			175,000	350,000	647,500
Nadia A. Dombrowski	FY25PSU- EPS	11/15/2024	10/29/2024				600	1,199	2,398		94,490
	FY25PSU- TSR	11/15/2024	10/29/2024				600	1,199	2,398		110,536
	FY25RSU	11/15/2024	10/29/2024							2,373	188,962
	CASH			189,000	378,000	699,300
(1)Amounts presented under “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” reflect the range of what was eligible to be earned based upon performance. Please see the Compensation Discussion and Analysis for Fiscal Year 2025 section of this document for discussion of cash amounts granted or earned during fiscal year 2025.

(2)	Type of Award	Description
	FY25PSU- EPS	Three-year cliff vesting performance share unit award with EPS performance metric granted as part of fiscal year 2025 long-term incentive for performance period beginning October 1, 2024
	FY25PSU- TSR	Three-year cliff vesting performance share unit award with TSR performance metric granted as part of fiscal year 2025 long-term incentive for performance period beginning October 1, 2024
	FY25RSU	Time-vesting restricted stock units granted as part of fiscal year 2025 long-term incentive, vesting in thirds on each December 7, 2025, 2026 and 2027
	CASH	Fiscal year 2025 annual incentive award opportunity (all cash)
(3)Represents fiscal year 2025 cash incentive award opportunity. See Compensation Discussion and Analysis—Annual Incentive Awards for additional details.
(4)Represents the award opportunity for the FY25PSU- EPS and FY25PSU- TSR awards. See Compensation Discussion and Analysis—Long Term Incentive Awards for additional details.
(5)Represents the award opportunity for the FY25RSU awards. See Compensation Discussion and Analysis—Long Term Incentive Awards for additional details.
(6)Amounts in this column reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used in the calculation of these amounts are disclosed in Note 13 to our Consolidated Financial Statements included in our fiscal 2025 Annual Report on Form 10-K. See also footnote 3 to the Summary Compensation Table.

50 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2025
The following table sets forth information as of September 30, 2025, concerning unvested stock awards held by Pathward Financial’s NEOs.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Brett L. Pharr	16,702	1,236,115	130,643	9,668,888
Gregory A. Sigrist	8,077	597,779	32,406	2,398,368
Anthony M. Sharett	5,626	416,380	46,783	3,462,410
Charles C. Ingram	2,669	197,533	18,151	1,343,356
Nadia A. Dombrowski	3,353	248,156	18,128	1,341,653
(1)The dollar value of the awards is calculated using the closing market price of $74.01 per share of our unrestricted common stock on September 30, 2025, the last trading day in fiscal year 2025.
(2)The fiscal year 2023 PSUs and fiscal year 2024 PSUs are reflected based on actual performance through the most recent fiscal year plus assumed target performance for future fiscal years in the applicable performance period (and ignoring the recovery for erroneously awarded compensation from prior years discussed in "Recovery of Erroneously Awarded Compensation" below). The fiscal year 2025 PSUs are reflected based on assumed maximum performance. Performance contingent restricted stock awards are reflected based on assumed target performance for the remainder of the performance period. PSUs will vest, to the extent earned based on performance, in the fiscal quarter immediately following the completion of the applicable three-year performance period. Performance contingent restricted stock awards vest annually in one-third increments over a three-year period if Basel III capital ratios are maintained. For a full discussion of the Company’s performance-based awards, please see the Compensation Discussion and Analysis section.

Name	Type of Award	Description	Shares/Units (#)	Vesting Date(s)
Brett L. Pharr	FY25RSU	Restricted share unit award	16,702	December 7, 2025, 2026 and 2027
	FY25PSU	Performance share unit award	33,754	December 7, 2027
	FY24RSA	Performance contingent restricted stock award	16,943	October 16, 2025 and 2026
	FY24PSU	Performance share unit award	35,157	October 16, 2026
	FY23RSA	Performance contingent restricted stock award	8,874	October 16, 2025
	FY23PSU	Performance share unit award	35,915	October 16, 2025
Gregory A. Sigrist	FY25RSU	Restricted share unit award	5,425	December 7, 2025, 2026 and 2027
	FY25PSU	Performance share unit award	10,964	December 7, 2027
	FY24RSA	Performance contingent restricted stock award	4,822	October 16, 2025 and 2026
	FY24PSU	Performance share unit award	10,004	October 16, 2026
	FY24RSA- New Hire	Performance contingent restricted stock award	2,170	October 16, 2025 and 2026
	FY24PSU- New Hire	Performance share unit award	4,446	October 16, 2026
	FY24RSA- New Hire	Restricted stock award	2,652	October 16, 2025 and 2026

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 51

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Name	Type of Award	Description	Shares/Units (#)	Vesting Date(s)
Anthony M. Sharett	FY25RSU	Restricted share unit award	5,626	December 7, 2025, 2026 and 2027
	FY25PSU	Performance share unit award	11,370	December 7, 2027
	FY24RSA	Performance contingent restricted stock award	5,746	October 16, 2025 and 2026
	FY24PSU	Performance share unit award	11,921	October 16, 2026
	FY23RSA	Performance contingent restricted stock award	3,516	October 16, 2025
	FY23PSU	Performance share unit award	14,230	October 16, 2025
Charles C. Ingram	FY25RSU	Restricted share unit award	2,669	December 7, 2025, 2026 and 2027
	FY25PSU	Performance share unit award	5,392	December 7, 2027
	FY24RSA	Performance contingent restricted stock award	2,235	October 16, 2025 and 2026
	FY24PSU	Performance share unit award	4,637	October 16, 2026
	FY23RSA	Performance contingent restricted stock award	1,166	October 16, 2025
	FY23PSU	Performance share unit award	4,721	October 16, 2025
Nadia A Dombrowski	FY25RSU	Restricted share unit award	2,373	December 7, 2025, 2026 and 2027
	FY25PSU	Performance share unit award	4,796	December 7, 2027
	FY24RSA	Performance contingent restricted stock award	2,421	October 16, 2025 and 2026
	FY24PSU	Performance share unit award	5,024	October 16, 2026
	FY23RSA	Performance contingent restricted stock award	1,166	October 16, 2025
	FY23PSU	Performance share unit award	4,721	October 16, 2025
	FY22RSA	Restricted stock award	980	October 16, 2025

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2025
The following table sets forth information concerning restricted stock awards held by Pathward Financial’s NEOs that were exercised or became vested, as applicable, during the fiscal year ended September 30, 2025. As none of the NEOs have any outstanding stock option awards, no stock options were exercised or became vested during the fiscal year ended September 30, 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Brett L. Pharr	34,436	2,491,090
Gregory A. Sigrist	3,495	259,748
Anthony M. Sharett	15,802	1,140,833
Charles C. Ingram	8,461	618,751
Nadia A. Dombrowski	5,120	373,484
(1)Reflects the market value of the stock awards on the date of vesting, which for each of the awards equals the per share closing price of Pathward Financial Common Stock as reported by the NASDAQ Stock Market on the vesting date (or the previous Friday if the vesting date falls on a weekend).

52 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
NONQUALIFIED DEFERRED COMPENSATION PLANS
Nonqualified Deferred Compensation Plans for Fiscal Year 2025

Name	Plan Name	Executive Contributions in FY2025 ($)	Pathward Contributions in FY2025(1) ($)	Aggregate Earnings in FY2025(2) ($)	Aggregate Withdrawals/ Distributions in FY2025 ($)	Aggregate Balance at September 30, 2025 ($)
Brett L. Pharr	NQDC Plan	—	137,221	47,910	—	478,650
Gregory A. Sigrist	NQDC Plan	—	23,019	2,733	—	25,752
Anthony M. Sharett	NQDC Plan		71,529	39,381	—	295,331
Charles C. Ingram	NQDC Plan	—	51,457	5,489	—	146,386
Nadia A. Dombrowski	NQDC Plan	—	47,934	7,710	—	82,022
(1)Pathward contributions to the NQDC Plan are reported as “All Other Compensation” in the Summary Compensation Table.
(2)The NQDC Plan does not pay above-market or preferential earnings, therefore no earnings reported in this column are reported as fiscal year 2025 compensation in the Summary Compensation Table.
The table above shows information regarding the NEOs’ benefits under the NQDC Plan.
The NQDC Plan
The NQDC Plan is a supplemental benefit plan by which NEOs and certain other eligible employees may receive discretionary employer contributions. The contributions are intended to make up for Internal Revenue Code limits on the amounts that may be contributed to a participant’s qualified retirement plan account. Pursuant to the terms of the NQDC Plan, such contributions are considered immediately vested.
The NQDC Plan is an unfunded, unsecured arrangement. Amounts credited are adjusted for earnings based on the participant’s election from a menu of notional investment choices based on publicly available mutual funds covering a range of investment categories, including target date funds. A participant may elect when they commence participation in the NQDC Plan to receive their account balance upon separation from service via a single, lump sum payment or a series of installment payments over the course of 10 years or less, unless such account balance is equal to or less than $50,000 or the separation of service is due to the participant’s death or disability, in which case the account will be distributed in a single, lump sum payment. In certain cases, payments may be subject to a 6-month payment delay upon separation from service to comply with applicable tax laws. NQDC Plan participants may also apply for distribution of their account balance via a single, lump sum payment upon the occurrence of an unforeseeable emergency, as defined by the NQDC Plan. All benefits paid pursuant to the NQDC Plan are designed to be taxable as ordinary income at the time of distribution.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
NEOs participate in the Executive Severance Pay Policy (the "Severance Policy").
The Severance Policy provides that if the involuntary termination of an NEO occurs without Cause (as defined in the Severance Policy), and not related to a change-in-control (as defined in the Severance Policy), the NEO will be entitled to:
(1)equal consecutive cash installment payments over a period of 12 months (24 months for the CEO) in a cumulative amount equal to 100% (200% for the CEO) of the NEO's annual base salary, plus 100% (200% for the CEO) of the NEO's annual target cash bonus;
(2)an amount equal to one year (two years for the CEO) of monthly COBRA premiums;
(3)continued vesting of the unvested equity awards previously granted to the NEO (subject to performance results for the applicable performance periods), except if the termination occurs within 6 months of the fiscal year in which an equity award was granted, in which case such equity award grants shall be forfeited; and
(4)payment of up to $10,000 for employee outplacement services.

PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT / 53

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If the involuntary termination of an NEO occurs without Cause, but related to a change-in-control (meaning the termination occurs within 24 months after the change in control), the NEO will be entitled to:
(1)a lump-sum cash payment no later than 75 days following the termination in an amount equal to 100% (200% for the CEO) of the NEO's annual base salary, plus an amount equal to 100% (200% for the CEO) of the NEO's annual target cash bonus;
(2)an amount equal to one year (two years for the CEO) of monthly COBRA premiums;
(3)full vesting of the unvested equity awards previously granted to the NEO, with performance-based awards vesting at the greater of target or actual performance measured through the fiscal quarter preceding the change-in-control; and
(4)payment of up to $10,000 for employee outplacement services.
The Severance Policy conditions all payments and benefits upon an NEO's execution of a release in favor of Pathward, which includes non-disparagement covenants, and a non-solicitation obligation which applies to Pathward’s customers, employees, and third-party relationships for a period of 12 months following the termination of the NEO's employment.
In addition, award agreements for performance-contingent restricted stock awards, PSUs, and other awards of restricted stock granted under the Amended and Restated 2002 Omnibus Incentive Plan and the 2023 Omnibus Incentive Plan generally provide for immediate or continued vesting of such awards (subject to the achievement of applicable performance goals in the case of performance-contingent restricted stock awards and PSUs) in case of termination of service by death, disability, or retirement, so long as the termination of service occurs at least six months after the beginning of the fiscal year in which such award was granted. “Retirement” for this purpose means a termination after having either (i) attained age 65, or (ii) attained a combined age and years of service equal to at least 70. As of the end of fiscal year 2025, no NEOs were eligible for retirement. Apart from any termination of employment, the award agreements and the terms of the Amended and Restated 2002 Omnibus Incentive Plan also provide for full vesting of the awards if, upon a change in control of Pathward Financial, such awards are unvested and have not otherwise terminated. The terms of the 2023 Omnibus Incentive Plan and related award agreements changed this approach. For awards granted under the 2023 Omnibus Incentive Plan that are assumed or replaced by the buyer in the transaction, vesting will continue under the terms of the applicable award agreements, with accelerated vesting for an involuntary termination of employment (without cause or with good reason) within two years following the change in control. For awards that are not assumed or replaced by the buyer, as well as for awards to non-employee directors, vesting will occur upon the change in control. Awards which vest based on performance will be treated as earned at the greater of target or the actual level of performance measured through the end of the last fiscal quarter preceding the change in control.
The following table sets forth the payments and benefits that would be due and payable to the NEOs under the Severance Policy and the terms of their outstanding equity awards and underlying omnibus incentive plan in the following scenarios (assuming such event occurred on September 30, 2025):
▶a termination of employment due to death or disability;
▶a retirement (if eligible);
▶an involuntary termination without cause and not related to a change in control;
▶an involuntary termination without cause and related to a change in control; and
▶a change in control (without any accompanying termination of employment).
The value for vesting of equity awards in the table is based on the closing price of our common stock on the last day of the most recent fiscal year (September 30, 2025, the last trading day), $74.01 per share, and assumes future performance goals would be achieved at target. An NEO who experienced a voluntary termination (not retirement-eligible) or a termination for cause would not receive any of the payments or other benefits described in the table below and would forfeit all unvested equity awards. Notwithstanding the foregoing, all listed NEOs would still be eligible to receive other payments and benefits in which they were already vested at the time of termination, under any employment contract, plan or other arrangement with Pathward Financial, including amounts under retirement programs, in accordance with their terms (the “non-severance benefits”). Such non-severance benefits are not detailed in this section.
Compensation paid to NEOs, including under any employment contract, if any, plan, or retirement program, is also subject to certain regulatory requirements regarding the payment of compensation to such NEOs and may be subject to clawback provisions under certain circumstances.

54 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Name	Benefit	Death or Disability(1) ($)	Retirement(2) ($)	Termination without Cause not in connection with a Change of Control(3) ($)	Termination without Cause in connection with a Change of Control(4) ($)	Change of Control(5) ($)
Brett L. Pharr	Cash Payment(s)	—	—	3,040,000	3,040,000	—
	Vesting of Equity Awards	9,655,863	—	9,655,863	9,655,863	9,655,863
	Medical Benefits	—	—	18,153	18,153	—
	Outplacement Services	—	—	10,000	10,000	—
	Total	9,655,863	—	12,724,016	12,724,016	9,655,863
Greg A. Sigrist	Cash Payment(s)	—	—	999,000	999,000	—
	Vesting of Equity Awards	2,590,424	—	2,590,424	2,590,424	2,590,424
	Medical Benefits	—	—	28,663	28,663	—
	Outplacement Services	—	—	10,000	10,000	—
	Total	2,590,424	—	3,628,087	3,628,087	2,590,424
Anthony M. Sharett	Cash Payment(s)	—	—	1,064,000	1,064,000	—
	Vesting of Equity Awards	3,457,969	—	3,457,969	3,457,969	3,457,969
	Medical Benefits	—	—	29,176	29,176	—
	Outplacement Services	—	—	10,000	10,000	—
	Total	3,457,969	—	4,561,145	4,561,145	3,457,969
Charles C. Ingram	Cash Payment(s)	—	—	850,000	850,000	—
	Vesting of Equity Awards	1,341,357	—	1,341,357	1,341,357	1,341,357
	Medical Benefits	—	—	28,663	28,663	—
	Outplacement Services	—	—	10,000	10,000	—
	Total	1,341,357	—	2,230,020	2,230,020	1,341,357
Nadia A. Dombrowski	Cash Payment(s)	—	—	918,000	918,000	—
	Vesting of Equity Awards	1,412,333	—	1,412,333	1,412,333	1,412,333
	Medical Benefits	—	—	—	—	—
	Outplacement Services	—	—	10,000	10,000	—
	Total	1,412,333	—	2,340,333	2,340,333	1,412,333
(1)Represents the value of unvested performance-contingent restricted stock awards, PSUs, and other unvested shares of restricted stock as of the end of the most recent fiscal year (September 30, 2025) that would immediately vest or continue to vest (subject to the achievement of applicable performance goals in case of performance-contingent restricted stock awards and PSUs).
(2)No NEOs were eligible for retirement as of the end of the most recent fiscal year (September 30, 2025).
(3)Represents amounts payable under the Severance Policy for such termination of employment, and includes the value of unvested performance-contingent restricted stock awards, PSUs, and other unvested shares of restricted stock as of the end of the most recent fiscal year (September 30, 2025) that would continue to vest (subject to achievement of applicable performance goals in case of performance-contingent restricted stock awards and performance share units).
(4)Represents amounts payable under the Severance Policy and includes the value of unvested performance-contingent restricted stock awards, PSUs, and other unvested shares of restricted stock as of the end of the most recent fiscal year (September 30, 2025) that would immediately vest upon such termination of employment.
(5)Represents the value of unvested performance-contingent restricted stock awards, PSUs, and other unvested shares of restricted stock as of the end of the most recent fiscal year that would immediately vest upon a change in control.

During fiscal year 2025, the Committee reviewed market practices provided by Pay Governance for severance and change in control payments. As a result of this review, the Severance Plan was updated effective for fiscal year 2026 with the following changes for termination without cause not in connection with a change in control:
▶Limiting the calculation of cash payments to the stated multiple of base salary only (as disclosed above) and removing any severance payment based on a multiple of the NEO's annual target cash bonus; and,
▶For performance share units granted in fiscal year 2026 and after, pro-rata (rather than full) continued vesting based on the number of days in the performance period through the separation date and performance results for the full

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performance period, provided the separation date is more than six months after the first day of the fiscal year in which the award was granted.
The changes to the Severance Plan did not impact the severance benefits payable for an involuntary termination without cause in connection with a change in control. The Committee believes these updated protections and benefits better serve Pathward Financial’s retention objectives by permitting our NEOs to maintain continued focus and dedication to their responsibilities in order to maximize shareholder value and to provide compensation assurances which are competitive with those of other similarly situated companies.
CEO Pay Ratio Disclosure
Pathward Financial is required to disclose the ratio of the CEO’s annual total compensation to the annual total compensation of our median-paid employee.
We used the same median employee for our CEO pay ratio calculation as we did in the previous fiscal year, as there were no significant changes to our employee population or compensation arrangements that would significantly impact the pay ratio disclosure. To identify Pathward Financial’s median employee in the previous fiscal year, we prepared a list of all individuals employed by Pathward Financial on September 30, 2023 (excluding the CEO), whether employed on a full-time, part-time, temporary or seasonal basis. SEC rules permit registrants to use a consistently applied compensation measure (“CACM”) to identify the median employee from the employee population. We used base pay, overtime pay, and cash incentive awards, as reflected in Pathward Financial’s payroll records, as our CACM. Based on the CACM methodology described above, we identified the median employee and then estimated the annual total compensation for this employee, consistent with the rules used to determine total compensation in the Summary Compensation Table for the NEOs.
For this fiscal year, annual total compensation for the median employee was $112,110 The CEO’s total compensation was $4,638,813, resulting in a ratio of approximately 41:1.
We believe this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. Because the SEC rules for identifying the median employee and calculating that employee’s annual total compensation allow companies to use different methodologies, apply certain exclusions, and make reasonable estimates and assumptions, Pathward Financial’s pay ratio may not be comparable to pay ratios reported by other companies.
Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis section.
For purposes of the tables below, the principal executive officer (“PEO”) and non-PEO named executive officers for fiscal years 2021 through 2025 are the following:

Year	PEO	Non-PEO Named Executive Officers
2025	Brett L. Pharr	Gregory A. Sigrist, Anthony M. Sharett, Charles C. Ingram, and Nadia A. Dombrowski
2024	Brett L. Pharr	Gregory A. Sigrist, Glen W. Herrick, Anthony M. Sharett, Charles C. Ingram, and Nadia A. Dombrowski
2023	Brett L. Pharr	Glen W. Herrick, Anthony M. Sharett, Charles C. Ingram, and Nadia A. Dombrowski
2022	Brett L. Pharr	Glen W. Herrick, Anthony M. Sharett, Charles C. Ingram, Nadia A. Dombrowski, and Kia S. Tang
2021	Bradley C. Hanson	Brett L. Pharr, Glen W. Herrick, Anthony M. Sharett, Charles C. Ingram, Kia S. Tang, Sheree S. Thornsberry and Shelly A. Schneekloth

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4) ($)	Value of Initial Fixed $100 Investment Based on:		Net Income(7) ($ in Millions)	Company- Selected Performance Measure (EPS)(8) ($)
					Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(6) ($)
2025	4,638,813	6,593,287	1,800,070	2,260,436	392.52	198.23	185.9	7.87
2024	4,334,506	7,096,935	1,769,153	2,566,976	349.21	176.55	183.2	7.20
2023	3,884,131	5,077,889	1,784,636	2,463,709	242.98	128.21	143.3	5.24
2022	3,811,433	2,817,840	1,437,513	1,392,760	173.04	136.72	151.1	5.09
2021	5,040,345	7,442,578	1,259,474	1,286,933	274.27	161.72	141.7	4.38
(1)The dollar amounts reported in column (B) are the amounts of total compensation reported for the PEO for fiscal years 2021, 2022, 2023, 2024, and 2025 in the “Total” column of the Summary Compensation Table for the applicable year.
(2)The dollar amounts reported in column (C) represent the amount of “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total compensation for each year, by subtracting the amounts in the Reported Value of Equity Award column and adding the amounts in the Equity Award Adjustments column, to determine the “compensation actually paid,” as defined by the SEC:

Year	Reported Summary Compensation Table Total for PEO ($)	Minus Reported Value of Equity Awards(a) ($)	Plus Equity Award Adjustments(b) ($)	Equals Compensation Actually Paid to PEO ($)
2025	4,638,813	2,772,857	4,727,331	6,593,287
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year which are comprised of PSUs and restricted stock granted from 2019 through 2024.
(b)The values provided in the Equity Award Adjustments column were determined as follows:

Year	YE Value of Respective Year Awards Outstanding as of YE ($)	Plus Change in Value as of YE for Prior Year Awards Outstanding as of YE ($)	Plus Change in Value as of Vesting Date for Prior Year Awards that Vested During the Year ($)	Minus Value as of YE for Any Equity Awards Previously Granted that Failed to Vest in the Current Year ($)	Equals Value of Equity Award Adjustments ($)
2025	3,734,249	775,112	217,970	—	4,727,331
The amounts are based on the fair value of the equity awards as of the applicable year end or vesting date as required by SEC rules. Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. Restricted stock awards are valued based on the stock price on the relevant measurement date. The fair value or change in fair value, as applicable, of restricted stock units and performance shares was determined by reference to (x) for restricted stock units, the closing price of our common stock on the applicable measurement date, (y) for performance shares (excluding market-conditioned (relative TSR-based) performance shares), and performance-conditioned restricted shares, the closing price of our common stock on the applicable measurement date multiplied by the probability of achievement as of such date and (z) for market-conditioned performance shares, a Monte Carlo simulation with reference to the risk free rate, dividend yield and volatility assumptions as of the applicable measurement date.
(3)The dollar amounts reported in column (D) are the average of the amounts of total compensation reported for our non-PEO named executive officers for fiscal years 2021, 2022, 2023, 2024, and 2025 in the “Total” column of the Summary Compensation Table for the applicable year.

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(4)The dollar amounts reported in column (E) represent the average amount of “compensation actually paid” to the non-PEO named executive officers for each year, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO named executive officers during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the non-PEO named executive officers’ average total compensation for each year, by subtracting the amounts in the Average Reported Value of Equity Awards column and adding the amounts in the Average Equity Award Adjustments column, to determine the “compensation actually paid,” as defined by the SEC:

Year	Average Reported Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Minus Average Reported Value of Equity Awards(a) ($)	Plus Average Equity Award Adjustments(b) ($)	Equals Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)
2025	1,800,070	667,924	1,128,290	2,260,436
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year, which are comprised of PSUs and restricted stock granted from 2019 through 2024.
(b)The values provided in the Average Equity Award Adjustments column were determined as follows:

Year	Average YE Value of Respective Year Awards Outstanding as of YE ($)	Plus Average Change in Value as of YE for Prior Year Awards Outstanding as of YE ($)	Plus Average Change in Value as of Vesting Date for Prior Year Awards that Vested During the Year ($)	Minus Average Value as of YE for Any Equity Awards Previously Granted that Failed to Vest in the Current Year ($)	Equals Average Value of Equity Award Adjustments ($)
2025	899,499	173,156	55,635	—	1,128,290
The amounts are based on the fair value of the equity awards as of the applicable year end or vesting date as required by SEC rules. Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. Restricted stock awards are valued based on the stock price on the relevant measurement date. Performance stock units are adjusted to reflect an accrued payout factor consistent with assumptions used for ASC 718 purposes, and the stock price on the relevant measurement date.
(5)Reflects the cumulative TSR of a $100 investment in Pathward Financial, Inc. common stock, assuming such investment occurred on October 1, 2020 and all dividends were reinvested. Historical stock performance is not necessarily indicative of future stock performance.
(6)Reflects the cumulative TSR of a $100 investment in our peer group for this Pay versus Performance table, the S&P 600 Financials Index, which is used in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the applicable fiscal year, assuming such investment occurred on October 1, 2020 and all dividends were reinvested. Historical stock performance is not necessarily indicative of future stock performance.
(7)The dollar amounts reported in column (H) represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.
(8)The “Company-Selected Measure” (as defined in Item 402(v) of Regulation S-K, is our diluted earnings per share (“EPS”), as reflected in the Company’s audited financial statements for the applicable fiscal year.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the Compensation Discussion and Analysis section, the Company’s compensation programs are designed to enable us to attract and retain the leadership talent that is necessary to successfully manage our strong earnings growth and return on invested capital objectives, while balancing necessary investment in the businesses in order to achieve attractive, long-term shareholder returns. As required by Item 402(v) of Regulation S-K, the following is a list of performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the Company’s NEOs for 2025:

▶Earnings per Share ▶Net Income ▶Return on Assets ▶Capital Requirements (Basel III Capital Rules)
DESCRIPTION OF RELATIONSHIPS BETWEEN INFORMATION PRESENTED
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table during the periods ending September 30, 2021, 2022, 2023, 2024, and 2025.
The chart below demonstrates the relationship between the PEO and average non-PEO named executive officers’ compensation actually paid (“CAP”) amounts and the cumulative TSR of the Company.
Compensation Actually Paid and Cumulative TSR

Current PEO	Average for Non-PEO NEOs	TSR

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The chart below demonstrates the relationship between CAP amounts for our PEO and average non-PEO named executive officers and our net income.
Compensation Actually Paid and Net Income

Current PEO	Average for Non-PEO NEOs	Net Income
The chart below demonstrates the relationship between CAP amounts for our PEO and average non-PEO named executive officers and our EPS.
Compensation Actually Paid and EPS

Current PEO	Average for Non-PEO NEOs	EPS

60 \ PATHWARD FINANCIAL, INC. 2026 PROXY STATEMENT

Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
The chart below demonstrates the relationship between the cumulative TSR of the Company and the cumulative TSR of the applicable peer group, the S&P 600 Financials Index.
Cumulative TSR of the Company and Cumulative TSR of the Peer Group

Pathward Financial, Inc	Peer Group

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this proxy statement with management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Pathward Financial that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into its fiscal year 2025 Annual Report on Form 10-K.
Submitted by,
The Pathward Financial, Inc. Compensation Committee

RONALD D. MCCRAY	ELIZABETH G. HOOPLE	LIZABETH H. ZLATKUS
CHAIR

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Recovery of Erroneously Awarded Compensation
FINANCIAL STATEMENT RESTATEMENT
On July 2, 2025, Pathward Financial disclosed in a Current Report on Form 8-K (the “Form 8-K”) that on June 26, 2025 (the “Restatement Trigger Date”), the Audit Committee of the Board, after discussion with management and Pathward Financial’s independent registered public accounting firm, concluded that Pathward Financial’s audited consolidated financial statements as of the fiscal years ended September 30, 2024 and 2023, and for each year in the three fiscal year period ended September 30, 2024 contained in its Annual Reports on Form 10-K, and its unaudited consolidated financial statements as of and for the interim periods ended December 31, 2024, 2023, 2022, and 2021, March 31, 2024, 2023, and 2022, and June 30, 2024, 2023, and 2022 contained in its Quarterly Reports on Form 10-Q (collectively, the “Affected Periods”) should no longer be relied upon because of errors identified in such financial statements. Such errors related to Pathward Financial’s accounting and financial reporting of certain third-party lending and servicing relationships within the Consumer Solutions business, as further described in the Form 8-K and the Form 10-K/A (as defined below).
On August 29, 2025, Pathward Financial filed Amendment No. 1 on Form 10-K/A (the “Form 10-K/A”) to amend and restate (i) its audited financial statements and related footnote information as of September 30, 2024 and September 30, 2023 and for the years ended September 30, 2024, 2023 and 2022 that were previously included in its Annual Report on Form 10-K filed on November 26, 2024 and (ii) the unaudited interim condensed consolidated financial statements for the Affected Periods, as further described in the Form 10-K/A (collectively, the “Restatement”).
DODD-FRANK CLAWBACK POLICY
As discussed on page 47 under “Clawback Policies,” Pathward Financial has two “clawback” policies that apply to our officers, including the Dodd-Frank Clawback Policy. The Dodd-Frank Clawback Policy applies to incentive-based compensation erroneously received by certain officers of Pathward Financial (the “Covered Officers”) on or after October 2, 2023 (the “Effective Date”) and during the three completed fiscal years immediately preceding the applicable restatement trigger date, without regard to any fault or misconduct by such Covered Officers. For purposes of the Dodd-Frank Clawback Policy, incentive-based compensation is “received” in the fiscal period during which the financial performance measure specified in the incentive-based compensation is attained, even if the payment or settlement of such incentive-based compensation occurs after the end of that fiscal period. Any incentive-based compensation received prior to the Effective Date is not subject to recovery under the Dodd-Frank Clawback Policy.
RECOVERY ANALYSIS
Pursuant to the Dodd-Frank Clawback Policy, Pathward Financial was required, as a result of the Restatement, to recover any incentive-based compensation erroneously received by the Covered Officers (i) on or after the Effective Date and (ii) during the three completed fiscal years before the Restatement Trigger Date (i.e., the fiscal years ended September 30, 2022, 2023, and 2024) (the “Recovery Period”). Consistent with its role as administrator of the Dodd-Frank Clawback Policy, the Compensation Committee assessed all annual cash incentive and performance-based LTI awards received by the Covered Officers during the Recovery Period, which consisted of the annual cash incentive awards granted in fiscal 2024 relating to the one-year performance period ended September 30, 2024, performance share awards granted in fiscal 2022 relating to the three-year performance period ended September 30, 2024 (“Fiscal 2022 performance shares”), and performance-contingent restricted stock awards with a one-year vesting tranche contingent on performance for the fiscal year ended September 30, 2024. In November 2025, the Compensation Committee determined, for the reasons set forth below, that only the Fiscal 2022 performance shares comprised erroneously-received incentive-based compensation received by the Covered Officers during the Recovery Period.
The sole performance metric used to determine payout under the Fiscal 2022 performance shares was EPS, whereby earned shares cliff vest, if at all, based on achievement of EPS performance goals over the applicable three-year performance period. The Compensation Committee concluded that the EPS results for the assessment period used to determine the Fiscal 2022 performance share payout in November 2024 exceeded the EPS results after taking into account the impact of the Restatement. Specifically, based upon information provided by Pathward Financial and, as detailed in the below table, the Compensation Committee determined that the Fiscal 2022 performance share payout of 120% as determined in November 2024 instead should have been earned at 113% of target, resulting in excess, or erroneously-awarded, compensation paid to six current and former executive officers.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Fiscal 2022 Performance Share Goals	Fiscal Year	Performance Goals			Actual Results (Pre-Restatement)(1)	Percentage of Target Earned (Pre-Restatement)(1)	Actual Results (Post-Restatement)(2)	Percentage of Target Earned (Post-Restatement)(2)
		Threshold	Target	Maximum
Earnings Per Share (100%)	2022	$3.92	$4.91	$5.89	$5.24	90%	$4.54	81%
	2023	$4.37	$5.46	$6.55	$7.20	149%	$5.24	90%
	2024	$5.08	$6.35	$7.62	$7.87	121%	$7.20	167%
3-year Average Percentage of Target Earned						120%		113%
(1)The amounts set forth in the “Actual Results (Pre-Restatement)” and “Percentage of Target Earned (Pre-Restatement)” columns reflect the Company’s EPS performance and the corresponding percentage of target achievement based on pre-Restatement results. Such amounts were disclosed in the Company’s 2024 proxy statement and were used in determining the number of shares that were issued to each Covered Officer in settlement of the 2022 performance shares on November 7, 2024.
(2)The amounts set forth in the “Actual Results (Post-Restatement)” and “Percentage of Target Earned (Post-Restatement)” columns reflect the Company’s EPS performance and the corresponding percentage of target achievement based on the restated results. Such amounts were used in determining the number of shares that should have been issued to each Covered Officer in settlement of the 2022 performance shares.
The excess amounts paid to the six impacted Covered Officers aggregated to 2,483 shares with an aggregate value of $193,152.57 (with respect to each Covered Officer, the “Clawback Amount” and, in the aggregate, the “Clawback Amounts”). Such value is based on the closing price per share of Pathward Financial’s common stock of $77.79 on November 7, 2024, which was the date of settlement for the Fiscal 2022 performance shares.
PAYMENT AND RECOVERY
With respect to five of the six impacted Covered Officers, the Compensation Committee approved the recovery of the Clawback Amounts by reducing the number of shares that would have otherwise been earned by such Covered Officers upon vesting and settlement of the performance shares granted in fiscal 2023 relating to the three-year performance period ended September 30, 2025 (“Fiscal 2023 performance shares”) by an amount equal to each impacted Covered Officer’s Clawback Amount, on a pre-tax basis. The remaining Fiscal 2023 performance shares vested and were paid out in November 2025 based on Pathward Financial’s EPS performance over the three-year performance period
One impacted Covered Officer, Kia Tang, who is a former executive officer that ceased to be employed by the Company in May 2022, did not have Fiscal 2023 performance shares or any other unvested long-term equity awards outstanding as of the date of the Compensation Committee’s determination. After actively seeking cash repayment from Tang, on January 2, 2026, the Compensation Committee determined that recovery of Tang’s Clawback Amount of $11,824.08 would be impracticable pursuant to Rule 10D-1 of the Exchange Act. In making this determination, the Compensation Committee considered, among other things, the amount of legal fees that would be required to further pursue recovery from Tang as compared to Tang’s Clawback Amount of $11,824.08.
Because the Compensation Committee made its determination as to erroneously awarded compensation in November 2025, the Compensation Committee had not determined the amount of erroneously awarded compensation as of September 30, 2025, the end of Pathward Financial’s last completed fiscal year. As of December 31, 2025, the aggregate dollar amount of erroneously awarded compensation that remained outstanding was $11,824.08; however, as discussed above, the Compensation Committee has determined that recovery of such amount is impracticable.

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▶
PROPOSAL 3 ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION ("SAY-ON-PAY FREQUENCY")

The Board recommends a vote for ONE YEAR as the frequency for the advisory stockholders' vote on executive compensation paid by Pathward Financial to its named executive officers.

Proposal 3—Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation ("Say-on-Pay Frequency")
In accordance with Section 14A of the Exchange Act, we must provide our stockholders with an opportunity to vote at least once every six years, on a non-binding advisory basis, as to whether the Say-on-Pay vote described in Proposal 2 above should occur every one, two, or three years. In the proxy statement for the 2020 Annual Meeting of Stockholders, the Board recommended that stockholders vote for an annual Say-on-Pay vote, and that proposal received overwhelming support from the Company's stockholders. Now that six years have passed, the Board is once again requesting this vote from stockholders.
We continue to believe that an annual advisory vote is the most appropriate alternative for us for the following reasons:
▶An annual advisory vote on compensation paid to our named executive officers allows the Company's stockholders to provide timely and consistent input to the Compensation Committee regarding the Company's compensation philosophy, policies, plan design and pay practices as disclosed in each year's proxy statement;
▶A one-year voting cycle provides the Compensation Committee and the Board with more timely feedback and adequate time to evaluate and respond to stockholder input, to design and implement changes in our executive compensation program based on stockholder input and to obtain stockholder review of any program re-design in the following year; and
▶An annual advisory vote on compensation paid by the Company to our named executive officers provides the highest level of accountability and direct communication between stockholders and the Company by enabling this vote to correspond to the majority of the information presented in the Company's proxy statement for the applicable stockholders' meeting.
The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.
As an advisory vote, the Say-on-Pay Frequency Vote is not binding on the Company, Board or Compensation Committee. However, the Board values the opinions of our stockholders as expressed through their votes and other communications. Accordingly, the Board and the Compensation Committee will review and consider the results of the "Say-on-Pay Frequency" vote when determining the frequency of future Say-on-Pay Frequency votes.
It is expected that the next vote on a say-on-pay frequency proposal will occur at the Company's 2032 Annual Meeting of Stockholders.

The Board recommends a vote for ONE YEAR as the frequency for the advisory stockholders' vote on executive compensation paid by Pathward Financial to its named executive officers.

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AUDIT-RELATED MATTERS

▶
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP as Pathward Financial’s independent registered public accounting firm for the fiscal year ending September 30, 2026.

Proposal 4—Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee appointed KPMG LLP, an independent registered public accounting firm, as auditors of our financial statements for the fiscal year ending September 30, 2026. The Audit Committee has determined to afford our stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the appointment of KPMG LLP. If a majority of the shares present, in person or represented by proxy, and entitled to vote are not voted in favor of the ratification of the appointment of KPMG LLP, the Board will interpret this as an instruction to seek other auditors.
Representatives of KPMG LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire.

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP as Pathward Financial’s independent registered public accounting firm for the fiscal year ending September 30, 2026.

Change in Independent Registered Public Accounting Firm
The Audit Committee conducted a competitive process to select the audit firm to serve as Pathward Financial’s independent registered public accounting firm for the fiscal year ending September 30, 2026. The Audit Committee invited several independent registered public accounting firms to participate in the process, including Crowe LLP, which audited Pathward Financial’s consolidated financial statements for the fiscal year ended September 30, 2025.
On December 23, 2025, KPMG LLP was appointed to serve as Pathward Financial’s independent registered public accounting firm for the fiscal year ended September 30, 2026. On the same day, Pathward Financial notified Crowe LLP of its dismissal as Pathward Financial’s independent registered public accounting firm, effective immediately. The decision to change Pathward Financial’s independent registered public accounting firm was approved by the Audit Committee.
The report of Crowe LLP on Pathward Financial’s consolidated financial statements as of and for the fiscal years ended September 30, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the fiscal years ended September 30, 2025 and 2024 and in the subsequent interim period through December 23, 2025, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between Pathward Financial and Crowe LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Crowe LLP, would have caused Crowe LLP to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the following material weakness in internal control over financial reporting that existed as of September 30, 2025 and 2024:

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Pathward Financial did not design and maintain effective internal control activities for evaluating the technical accounting and financial reporting for certain consumer lending program agreements in the Consumer Solutions business, including the continued application of U.S. GAAP to such transactions.
The Audit Committee discussed the material weakness in Pathward Financial’s internal control over financial reporting with Crowe LLP and has authorized Crowe LLP to respond fully to inquiries of KPMG LLP concerning such material weakness.
During the fiscal years ended September 30, 2025 and 2024 and the subsequent interim period through December 23, 2025, neither Pathward Financial nor anyone on its behalf has consulted with KPMG LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Pathward Financial’s financial statements, and neither a written report nor oral advice was provided to Pathward Financial that KPMG LLP concluded was an important factor considered by Pathward Financial in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Independent Registered Public Accounting Firm Fees
As discussed above, Crowe LLP was our previous independent registered public accounting firm. The following table presents fees billed by Crowe LLP for the audit of Pathward Financial’s annual financial statements and internal control over financial reporting for the fiscal years ended September 30, 2024, and September 30, 2025, and fees billed for other services rendered by Crowe LLP during those fiscal years.

	Fiscal Year Ended
Crowe LLP Fees	2025 ($)	2024 ($)
Audit fees(1)	2,077,320	1,421,168
Audit-related fees(2)	117,495	113,190
Tax fees(3)	329,403	381,325
All other fees(4)	25,200	24,150
Total	2,549,418	1,939,833
(1)Audit fees consist of fees for the audit of Pathward Financial’s annual financial statements and internal control over financial reporting, review of financial statements included in Pathward Financial’s Quarterly Reports on Form 10-Q, services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements, and fees related to Pathward Financial's registration statements.
(2)Audit-related fees consist of fees for audits of financial statements of the employee benefit plans maintained by Pathward Financial and fees for professional services rendered for Statement on Standards for Attestation Engagements No. 16 (“SSAE 16”).
(3)Tax fees consist of fees for tax consultation and tax compliance services for Pathward Financial and the employee benefit plan maintained by Pathward Financial, as well as fees for research and development tax credit studies.
(4)All other fees consist of other fees beyond the scope of the standard audit, including Sustainability Report limited assurance reviews.
Pathward Financial’s Audit Committee has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in the fiscal year ended September 30, 2025, by Crowe LLP is compatible with maintaining the independence of the independent registered public accounting firm.
PRE-APPROVAL POLICY
The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. The non-audit services include audit-related, tax, and SSAE 16 services. The Audit Committee’s policy is to pre-approve all services and fees for up to one year, including appropriate detail with regard to each particular service and its related fees. In addition, the Audit Committee can be convened on a case-by-case basis to approve any services not anticipated or services whose costs exceed the pre-approved amounts.
During the last two fiscal years ended September 30, 2025 and September 30, 2024, 100% of the audit and permissible non-audit services were pre-approved by the Audit Committee.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information
AUDIT COMMITTEE MATTERS
The following Report of the Audit Committee of the Board shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent Pathward Financial specifically incorporates this Report therein, and it shall not otherwise be deemed filed under such Act.
Audit Committee Report
The Audit Committee has issued the following report with respect to the audited consolidated financial statements of Pathward Financial for the fiscal year ended September 30, 2025:
▶The Audit Committee has reviewed and discussed with Pathward Financial’s management Pathward Financial’s fiscal year 2025 audited consolidated financial statements;
▶The Audit Committee has discussed with Crowe LLP, Pathward Financial’s independent registered public accounting firm for the fiscal year ended September 30, 2025, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;
▶The Audit Committee has received the written disclosures and letter from Crowe LLP required by applicable requirements of the PCAOB regarding Crowe LLP’s communications with the Audit Committee concerning independence, and has discussed with Crowe LLP the independence of Crowe LLP; and
▶Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board that the fiscal year 2025 audited consolidated financial statements be included in Pathward Financial’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 for filing with the SEC.
Submitted by,
The Pathward Financial, Inc. Audit Committee

KENDALL E. STORK	RONALD D. MCCRAY	NEERAJ K. MEHTA	LIZABETH H. ZLATKUS
CHAIR
January 14, 2026

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners and Management
Except as otherwise noted, the following table presents information regarding the beneficial ownership of Pathward Financial Common Stock as of December 31, 2025, the record date for the Annual Meeting (the “Record Date”), by:
▶those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than 5% of outstanding Pathward Financial Common Stock;
▶each director and director nominee of Pathward Financial;
▶each NEO of Pathward Financial named in the Summary Compensation Table appearing under “Executive Compensation” below; and
▶all of the current executive officers and directors of Pathward Financial as a group.
To our knowledge, the individuals named in the table below have sole voting power for all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.
Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the person’s percentage ownership, shares of Common Stock which a person has the right to acquire within 60 days of the applicable date, including through the exercise of options or other rights or the conversion of another security, are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. None of the shares listed below are pledged as security. Percentage ownership is based upon 22,169,535 shares of Common Stock outstanding on the Record Date.

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Name and Address of Beneficial Owner
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	3,309,943	14.93%
FMR LLC(2) 245 Summer Street Boston, Massachusetts 02210	2,073,943	9.35%
The Vanguard Group, Inc.(3) 100 Vanguard Blvd. Malvern, PA 19355	1,857,345	8.38%
State Street Corporation(4) One Congress Street, Suite 1 Boston, MA 02114	1,391,656	6.28%
Dimensional Fund Advisors LP(5) 6300 Bee Cave Road, Building One Austin, TX 78746	1,138,033	5.13%
Named Executive Officers and Directors(6)
Brett L. Pharr	94,516	0.43%
Anthony M. Sharett	35,316	0.16%
Charles C. Ingram	31,298	0.14%
Elizabeth G. Hoople	30,900	0.14%
Becky S. Shulman	28,449	0.13%
Gregory A. Sigrist	17,776	0.08%
Douglas J. Hajek	15,631	0.07%
Lizabeth H. Zlatkus	13,350	0.06%

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Kendall E. Stork(7)	13,003	0.06%
Ronald D. McCray	12,507	0.06%
Nadia A. Dombrowski	11,556	0.05%
Christopher Perretta	8,150	0.04%
Neeraj K. Mehta	2,400	0.01%
All Current Executive Officers and Directors of Pathward Financial as a group (14 persons)(8)	317,310	1.43%
(1)The information with respect to BlackRock, Inc. was obtained from a Schedule 13F filed with the SEC by BlackRock, Inc. on November 12, 2025.
(2)The information with respect to FMR LLC was obtained from a Schedule 13F filed with the SEC by FMR LLC on November 13, 2025.
(3)The information with respect to The Vanguard Group was obtained from a Schedule 13F filed with the SEC by The Vanguard Group on November 7, 2025.
(4)The information with respect to State Street Corporation was obtained from a Schedule 13F filed with the SEC by State Street Corporation on November 14, 2025.
(5)The information with respect to Dimensional Fund Advisors LP was obtained from a Schedule 13F filed with the SEC by Dimensional Fund Advisors LP on November 12, 2025.
(6)The address for each director and executive officer is c/o Pathward Financial, Inc., 5501 South Broadband Lane, Sioux Falls, South Dakota 57108.
(7)Consists of shares held by a trust of which Stork is a co-trustee.
(8)Includes shares held directly, as well as jointly with family members or held by trusts, with respect to which shares Pathward Financial’s directors, director nominees and executive officers may be deemed to have sole or shared voting or investment power.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires Pathward Financial’s directors and officers, and persons who own more than 10% of a registered class of Pathward Financial’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Pathward Financial Common Stock and other equity securities, generally by the second business day following a transaction, and to furnish Pathward Financial with copies of all such reports.
To Pathward Financial’s knowledge, based solely on a review of the copies of such reports furnished to Pathward Financial and written representations with respect to such reports which were required to be filed during the fiscal year ended September 30, 2025, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that each of Douglas J. Hajek, Elizabeth G. Hoople, Ronald D. McCray, Neeraj K. Mehta, Christopher Perretta, Becky S. Shulman, Kendall E. Stork, Jennifer W. Warren and Lizabeth H. Zlatkus reported one transaction late on a Form 4.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

INFORMATION ABOUT THE ANNUAL MEETING

DATE AND TIME February 24, 2026 9:00 a.m., Central Standard Time	ACCESS TO VIRTUAL MEETING www.virtualshareholdermeeting.com/CASH2026	RECORD DATE Only stockholders of record at the close of business on December 31, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof

HOW CAN I ATTEND AND ASK QUESTIONS AT THE ANNUAL MEETING?

The Annual Meeting will be held virtually. We believe that a virtual meeting generally:
▶provides ease of access;
▶the opportunity for real-time communication; and
▶cost savings for our stockholders and Pathward Financial.
Stockholders as of the record date may attend, vote and submit questions virtually at our Annual Meeting by logging in at www.virtualshareholdermeeting.com/CASH2026. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or Notice.
Stockholders as of the record date who attend and participate in our virtual Annual Meeting at www.virtualshareholdermeeting.com/CASH2026 will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. Stockholders must have available their control number provided on their proxy card, voting instruction form or Notice.
If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to vote or submit questions.
If you experience any technical difficulties accessing the Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual stockholder login site (at www.virtualshareholdermeeting.com/CASH2026) for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting, at 8:45 a.m., Central Standard Time, on February 24, 2026.
WHO CAN VOTE?

Voting Rights of Stockholders
Only stockholders of record of Pathward Financial Common Stock as of the close of business on December 31, 2025, the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. You are entitled to one vote for each share of Pathward Financial Common Stock that you own. On the Record Date, a total of 22,169,535 shares of Pathward Financial Common Stock were outstanding and entitled to vote at the Annual Meeting.
Shares Held by a Broker
If your shares of Pathward Financial Common Stock are held through a bank, brokerage firm, trust, or other nominee (a “broker”), you are considered the beneficial owner of those shares and your shares are considered held in “street name.” If you are the beneficial owner of shares of Pathward Financial Common Stock held in street name, your broker, as the record holder of the shares, will send you a request for directions for voting those shares and will vote such shares in accordance with your instructions. Many brokers (but not all) participate in a program that offers Internet voting options and may provide you with a separate “Notice of Internet Availability of Proxy Materials” (“Notice”). Follow the instructions on that Notice to access our proxy materials online or to request a paper or email copy of our proxy materials. If you received these proxy materials in paper form, the materials should include a voting instruction card so you can instruct your broker how to vote your shares of Pathward Financial Common Stock.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Broker Non-Votes
Under New York Stock Exchange rules, brokers that hold shares in street name for their customers have discretionary authority to vote such shares without instructions from beneficial owners only on matters the rules deem “routine.” On non-routine matters, brokers are not permitted to vote shares without instructions from beneficial owners. A “broker non-vote” occurs when a broker does not vote shares on a particular matter because it has not received voting instructions with respect to those shares. Your broker will not be able to vote your shares of Pathward Financial Common Stock with respect to Proposal 1, Proposal 2 or Proposal 3 without your instructions. Brokers will have discretionary authority to vote on Proposal 4.
VOTE REQUIRED

Quorum Requirement
We must have a quorum to conduct business at the Annual Meeting. The quorum requirement will be met if the holders of one-third of the outstanding shares of Pathward Financial Common Stock entitled to vote on the Record Date are present at the meeting, either in person or by proxy. Broker non-votes and abstentions will be counted as present for purposes of determining whether there is a quorum. Virtual attendance at the Annual Meeting constitutes presence “in person” for purposes of quorum at the meeting.
VOTES REQUIRED TO APPROVE EACH PROPOSAL

Proposals		Board’s Recommendations	Votes Required	Effect of Broker Non-Votes and Abstentions
1	Election of Directors	FOR all director nominees	Plurality of the votes cast	No effect
2	Say-on-Pay	FOR	Affirmative vote of a majority of the votes cast	No effect
3	Say-on-Pay Frequency	ONE YEAR	Majority of the votes cast	No effect
4	Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR	Affirmative vote of a majority of votes cast	No effect
Proposal 1: Election of Directors
Directors are elected by a plurality of the votes cast, in person or by proxy. This means that the three director nominees with the most affirmative votes will be elected. Broker non-votes and shares of Pathward Financial Common Stock that are represented by a proxy that is marked “vote withheld” for the election of one or more director nominees will have no effect on the vote for the election of directors. If a director nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld the authority to do so. As of the date of this proxy statement, we are not aware of any reason that a director nominee would be unable to or would decline to stand for election.
Proposal 2: Say-on-Pay
The affirmative vote of a majority of the votes cast is required to approve, on a non-binding advisory basis, the compensation paid to our named executive officers, or our “Say-on-Pay” vote. While this advisory resolution is not binding on Pathward Financial, the Board, including the Compensation Committee, will consider the results of the “Say-on-Pay” vote, the opinions of our stockholders, and other relevant factors in making future decisions regarding Pathward Financial’s executive compensation program. Broker non-votes and abstentions will have no effect on this advisory vote.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Proposal 3: Say-on-Pay Frequency
Shareholders may vote for every year, every two years, or every three years, or abstain. The choice that receives the majority of the votes cast will be considered approved. While this advisory vote is not binding on Pathward Financial, the Board, including the Compensation Committee, will consider the results of the "Say-on-Frequency" vote in determining the future frequency of Say-on-Pay votes. Broker non-votes and abstentions will have no effect on this advisory vote.
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our financial statements for the year ending September 30, 2026. Abstentions will have no effect on this proposal.

The Board unanimously recommends that you vote:
▶FOR each of the director nominees
▶FOR the non-binding advisory vote to approve the compensation paid to our named executive officers
▶ONE YEAR as the frequency for the advisory stockholders' votes on the compensation paid to our named executive officers
▶FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm

PROXIES

Voting of Proxies
You may vote in person at the Annual Meeting or by proxy. Your vote is very important to us, and we hope that you will attend the Annual Meeting. However, to ensure that you are represented at the Annual Meeting, we recommend that you vote now by proxy even if you plan to attend the Annual Meeting. You may change your vote by attending and voting at the Annual Meeting or by submitting another proxy with a later date. See “— Revocability of Proxies” below.
There are several convenient ways to submit your vote.
Shareholders of Record

INTERNET	MOBILE DEVICE	TELEPHONE	MAIL	IN PERSON

Go to www.proxyvote.com. You must have the control number from your proxy card to vote your shares via the Internet.	Or scan the QR code using your mobile device to vote at www.proxyvote.com.	Call 1-800-690-6903 toll-free. You must have the control number from your proxy card to vote your shares by telephone.	If you received printed proxy materials, you can vote by written proxy card. Enter your selections, sign and date your proxy card and mail it back in the postage-paid envelope provided.	Attend the Annual Meeting virtually and vote your shares via the Internet. This is the only method of voting during the Annual Meeting.

Beneficial Owners (shares held in street name)
Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

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Proxy Statement Summary	Corporate Governance & Board Matters	Executive Officers	Executive Compensation	Audit-Related Matters	Stock Ownership Information	Information about the Annual Meeting	Additional Information

Vote by Telephone or Internet
If you are a stockholder of record, you can vote by touchtone telephone from the U.S. using the toll-free telephone number on your proxy card, or over the Internet using the procedures and instructions described on your proxy card. If you are a beneficial owner, you may vote by telephone or Internet if your broker makes those methods available, in which case your broker will enclose appropriate instructions with your proxy materials. The telephone and Internet voting procedures are designed to:
▶authenticate your identity
▶allow you to vote your shares of Pathward Financial Common Stock
▶confirm that your instructions have been recorded properly.
In Person/Live
The Annual Meeting will be entirely virtual. If you are a stockholder of record and wish to vote in person at the Annual Meeting, you may do so by virtually attending the Annual Meeting and casting your vote “live” using your control number provided on your proxy card, voting instruction form or Notice. If your shares of Pathward Financial Common Stock are held in street name and you wish to vote live, you must use the control number found on your voting instruction form. This is the only method of voting during the Annual Meeting.
By Written Proxy
If you are a stockholder of record and you requested written proxy materials, you can vote by written proxy card. If you are a beneficial holder and you requested printed proxy materials, you will receive a written proxy card and a voting instruction form from your broker.
Shares of Pathward Financial Common Stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder’s instructions. If stockholders of record return properly executed proxies to Pathward Financial with no specific instruction as to how to vote at the Annual Meeting, the individuals named in the proxy will vote the shares represented by those proxies:
▶FOR the election of each of the director nominees
▶FOR the non-binding advisory vote to approve the compensation paid to our named executive officers
▶ONE YEAR as the frequency for the advisory stockholders' vote on the compensation paid to our named executive officers
▶FOR the ratification of the appointment of KPMG LLP as our independent auditors
If beneficial holders return properly executed proxies to their brokers with no specific instruction as to how to vote at the Annual Meeting, the broker will only be permitted to vote with respect to the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.
The individuals named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Annual Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Stockholders accompanying this document.
Assistance with Voting
If you have any questions or need assistance in voting your shares of Pathward Financial Common Stock, please call our proxy solicitor, Regan & Associates, Inc., toll-free at (800) 737-3426.
Revocability of Proxies
You may revoke your proxy before it is voted by:
▶submitting a new proxy with a later date by following the instructions provided in the Notice or the proxy card (which must be received before the start of the Annual Meeting);

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▶notifying the Corporate Secretary of Pathward Financial in writing, at:

Pathward Financial, Inc. 5501 South Broadband Lane Sioux Falls, South Dakota 57108

before the Annual Meeting that you have revoked your proxy (which must be received by the close of business on February 23, 2026); or
▶voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke a proxy.
ELECTRONIC DELIVERY OF PROXY MATERIALS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 24, 2026
Pathward Financial’s Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report to Stockholders, including Pathward Financial’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, are available at www.proxyvote.com.

As permitted by SEC rules, we have elected to furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, most stockholders will not receive printed copies of our proxy materials unless they request them. Instead, the Notice, which was mailed to all of our stockholders, will explain how you may access and review all of the proxy materials electronically. The Notice also explains how you may submit your proxy, including by telephone or over the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
You may have received more than one Notice or, if you request paper copies of the proxy materials, you may receive more than one proxy card. This means you hold your shares of Pathward Financial Common Stock in more than one account. For example, you may hold some of your shares individually, some jointly with your spouse, and some in trust for your children. The shares in each account must be voted separately.
ADMINISTRATIVE MATTERS

Counting of Votes
Broadridge Financial Solutions, Inc. will serve as the official proxy tabulator. Gregory A. Sigrist, Pathward Financial’s Executive Vice President, Chief Financial Officer, will act as the inspector of election and will count the votes at the Annual Meeting.
Proxy Solicitation Costs
Proxies are being solicited on behalf of Pathward Financial’s Board. We will pay our own costs of soliciting proxies. If you choose to access the proxy materials or vote electronically, you are responsible for any Internet access charges you may incur. We have engaged Regan & Associates, Inc., a proxy solicitor, to assist in the solicitation of proxies. We estimate that the fee for such services will be approximately $12,000. In addition, Pathward Financial’s directors, officers, and employees may solicit proxies personally, electronically, or by telephone, but they will not receive any additional compensation for those duties. We will reimburse brokers for their expenses in sending these materials to you and obtaining your voting instructions.

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ADDITIONAL INFORMATION
Stockholder Proposals for the 2027 Annual Meeting
Stockholder proposals to be presented at Pathward Financial’s 2027 Annual Meeting of Stockholders must be received by our Corporate Secretary no later than September 16, 2026 to be eligible for inclusion in Pathward Financial’s fiscal year 2026 proxy statement and form of proxy. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, and as with any stockholder proposal (regardless of whether such proposal is included in Pathward Financial’s proxy materials), the requirements of Pathward Financial’s Certificate of Incorporation and By-laws and Delaware law.
To be considered for presentation at the 2027 Annual Meeting, but not for inclusion in Pathward Financial’s proxy statement and form of proxy for that meeting, proposals must be received by Pathward Financial between October 27, 2026 and November 26, 2026. However, if the date of the 2027 Annual Meeting is advanced by more than 20 days prior to, or delayed by more than 50 days after, February 24, 2027, or, if the forthcoming 2026 Annual Meeting does not take place, notice by the stockholder, to be timely, must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Pursuant to Pathward Financial’s By-laws, stockholders may nominate one or more individuals for election to the Board at a meeting of stockholders at which directors are to be elected by delivering timely notice in writing to our Corporate Secretary at Pathward Financial’s principal executive offices between October 27, 2026 and November 26, 2026. However, if the date of the annual meeting is advanced by more than 20 days prior to, or delayed by more than 50 days after, February 24, 2027, or, if the forthcoming 2026 annual meeting does not take place, notice by the stockholder, to be timely, must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Stockholders who intend to solicit proxies for Pathward Financial’s 2027 Annual Meeting of Stockholders in support of director nominees other than Pathward Financial’s nominees must provide notice that sets forth the information required by Rule 14a-19 promulgated under the Exchange Act and Pathward Financial’s Bylaws between October 27, 2026 and November 26, 2026. However, if the date of the annual meeting is changed by more than 30 days from February 24, 2027, or if the forthcoming 2026 annual meeting does not take place, notice by the stockholder, to be timely, must be delivered the later of 60 calendar days prior to the date of such annual meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made.
Annual Report on Form 10-K
A copy of our fiscal year 2025 Annual Report on Form 10-K is being made available concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Our Annual Report on Form 10-K is not incorporated into this proxy statement and shall not be deemed to be solicitation material. Pathward Financial hereby undertakes to provide to any recipient of this proxy statement, upon request, a copy of any of the exhibits to our fiscal year 2025 Annual Report on Form 10-K. Requests for such copies should be directed in writing to:

Investor Relations Pathward Financial, Inc. 5501 South Broadband Lane Sioux Falls, SD 57108

Other Matters
The Board is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that holders of the proxies will vote in accordance with their judgment.

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pathward®

PATHWARDFINANCIAL.COM

5501 SOUTH BROADBAND LANE
SIOUX FALLS, SD 57108

PATHWARD FINANCIAL, INC.
5501 S. BROADBAND LANE
SIOUX FALLS, SD 57108

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on February 23, 2026 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CASH2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on February 23, 2026 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V82402-P41040

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PATHWARD FINANCIAL, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Douglas J. Hajek
02) Christopher Perretta
03) Kendall E. Stork

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve, by a non-binding advisory vote, the compensation of our "named executive officers" (a Say-on-Pay vote).	☐	☐	☐

The Board of Directors recommends you vote 1 Year on the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. To recommend, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our "named executive officers" (a Say-on-Pay Frequency vote).	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Pathward Financial, Inc.
Annual Meeting of Stockholders
February 24, 2026 9:00 AM Central Standard Time
Virtually held at www.virtualshareholdermeeting.com/CASH2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders including Form 10-K are available at www.proxyvote.com.

V82403-P41040

Pathward Financial, Inc.
Annual Meeting of Stockholders
February 24, 2026
This proxy is solicited by the Board of Directors

The undersigned hereby appoints the members of the Board of Directors of Pathward Financial, Inc. ("Pathward Financial"), and each of them, as attorneys and proxies, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the Annual Meeting of Stockholders of Pathward to be held on February 24, 2026 (the "Annual Meeting") or at any adjournment thereof, all the shares of Pathward Financial common stock held of record by the undersigned at the close of business on December 31, 2025, at the Annual Meeting, and at any and all adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR all nominees for director listed on this proxy, FOR the advisory resolution approving the compensation of the Company's named executive officers, ONE YEAR as the frequency of future advisory votes on the compensation of the Company's named executive officers, and FOR ratification of the appointment of KPMG LLP as the Company's independent auditors. In their discretion, the proxies are authorized to vote in accordance with their judgment upon any other matters properly presented at the Annual Meeting or at any adjournment thereof. Should a director nominee be unable to serve as a director, an event that Pathward Financial does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to reduce the number of directors to be elected or to vote for a substitute nominee designated by the Board of Directors.

Continued and to be signed on reverse side